As filed with the Securities and Exchange Commission on July 17, 2026

1933 Act File No. 333-295612
1940 Act File No. 811-24183

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒
Pre-Effective Amendment No. 1

Post-Effective Amendment No.

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒
Amendment No. 1

Advisor Linx Private Strategies Fund
(Exact Name of Registrant as Specified in Charter)

c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
(Address of Principal Executive Offices)

414-299-2270
(Registrant’s Telephone Number)

Ann Maurer
235 West Galena Street

Milwaukee, WI 53212
(Name and Address of Agent for Service)

Copy to:
Joshua B. Deringer, Esq.
Faegre Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996
215-988-2700

David L. Williams, Esq.

Faegre Drinker Biddle & Reath LLP

320 South Canal Street, Suite 3300

Chicago, Illinois 60606-5707

312-569-1107

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:
☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _________.
☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _________.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

Subject to Completion, Dated July 17, 2026

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

ADVISOR LINX PRIVATE STRATEGIES FUND

PROSPECTUS

Class I Shares [      ]

[       ], 2026

The Advisor Linx Private Strategies Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates under an Agreement and Declaration of Trust dated April 28, 2026 (the “Declaration of Trust”). A-Linx Advisors, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund intends to qualify and has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

	Class I Shares	Total
Public Offering Price	Current Net Asset Value	[ ]
Sales Charge (Load)(1) as percentage of subscription amount	None
Proceeds to Fund (Before Expenses)(2)	Current Net Asset Value	Up to [ ]

(1)	The minimum initial investment in Class I Shares by any investor is $25,000. However, the Fund, in its sole discretion, may accept investments below the minimum with respect to Class I Shares. See “FUND SUMMARY - The Offering.”

(2)	Assumes all Shares (as defined herein) currently registered are sold in the continuous offering. Shares will be offered in a continuous offering at the Fund’s then current net asset value, plus any applicable sales charge. The Fund will bear ongoing offering costs associated with the Fund’s continuous offering of Shares. See “FUND FEES AND EXPENSES” below.

Distribution Services, LLC (the “Distributor”) acts as the principal underwriter of the Fund’s continuous offering of Shares on a best-efforts basis. The Shares are being offered through the Distributor and may also be offered through other brokers or dealers that have entered into selling agreements with the Distributor. The Investment Manager and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of Shareholders (as defined herein) and/or the Fund. These payments will be made out of the Investment Manager’s and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant, and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. See “DISTRIBUTOR.”

The Fund’s investment objective is to seek long-term capital appreciation by pursuing absolute returns across market environments. Under normal market conditions, the Fund seeks to achieve its investment objective by strategically and tactically investing at least 80% of its net assets (plus any borrowings for investment purposes), including any cash and cash equivalents reserved to cover unfunded commitments, in a portfolio of funds (“Underlying Funds”) that invest in private strategies (the “80% Policy”). For purposes of the 80% Policy, private strategies include investments in Underlying Funds providing exposure to (i) private equity, (ii) private credit, (iii) private real estate and infrastructure, and (iv) hedge fund strategies. Underlying Funds include private investment funds, closed-end interval and tender offer funds registered under the Investment Company Act, business development companies, open-end funds registered under the Investment Company Act, exchange-traded funds (“ETFs”), and money market funds. Private investment funds are commingled asset pools that typically offer their securities privately without registering such securities under the Securities Act of 1933, as amended, and that would be investment companies but for the exclusions from the definition of investment company under Section 3(c)(7) of the Investment Company Act (“Private Funds”). The Fund also invests in mutual funds and money market funds for liquidity purposes. Cash and cash equivalents held by the Fund to cover unfunded commitments to make equity investments in private investments that the Fund reasonably expects to be called in the future are included in determining the Fund’s compliance with the 80% Policy. The Fund cannot guarantee that its investment objective will be achieved or that its investment strategy will be successful. SEE “PRINCIPAL RISK FACTORS” BEGINNING ON PAGE 11.

This prospectus (the “Prospectus”) applies to the offering of one class of shares of beneficial interest (“Shares”) of the Fund, designated as Class I Shares. The Shares will generally be offered for purchase on the first business day (which is any day the New York Stock Exchange is open for business) of each month, in each case subject to any applicable sales charges and other fees, as described herein. The Shares will be issued at NAV per Share. No holder of Shares (each, a “Shareholder”) will have the right to require the Fund to redeem its Shares. This Prospectus is not an offer to sell Shares and is not soliciting an offer to buy Shares in any state or jurisdiction where such offer or sale is not permitted.

The Board of Trustees of the Fund, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Shares from Shareholders, pursuant to written tenders by Shareholders. If the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such an event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. (see “FUND SUMMARY - Repurchase Offers” beginning on page 4 and “PRINCIPAL RISK FACTORS - GENERAL RISKS - LIMITED LIQUIDITY” and “PRINCIPAL RISK FACTORS - GENERAL RISKS - REPURCHASE OFFERS” beginning on page 11).

This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated [   ], 2026, has been filed with the SEC. You may request a free copy of this Prospectus, the SAI, annual and semi-annual reports, when available, and other information about the Fund, and make inquiries without charge by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, by calling the Fund toll-free at [   ] or by accessing the Investment Manager’s website at [   ]. The information on the Investment Manager’s website is not incorporated by reference into this Prospectus and investors should not consider it a part of this Prospectus. The SAI is incorporated by reference into this Prospectus in its entirety. The SEC maintains an internet site that contains reports, proxy and information statements, and other information filed electronically by issuers at the SEC’s website at sec.gov. You may also obtain copies of the SAI, and the annual and semi-annual reports of the Fund, when available, as well as other information about the Fund at sec.gov. You may also email requests for these documents to publicinfo@sec.gov. The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are an illiquid investment.

•	You should generally not expect to be able to sell your Shares (other than through the repurchase process), regardless of how the Fund performs. Although the Fund has implemented a Share repurchase program, only a limited number of Shares will be eligible for repurchase by the Fund.

•	The Fund does not intend to list the Shares on any securities exchange and the Fund does not expect a secondary market in the Shares to develop.

•	You should consider that you may lose access to the money you invest for an indefinite period of time. An investment in the Shares is not suitable for you if you foresee a need to access the money you invest.

•	Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

•	The amount of distributions that the Fund may pay, if any, is uncertain. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as a return of capital, offering proceeds, borrowings and amounts obtained from the Fund’s affiliates that are subject to repayment by investors.

·	The Fund may borrow money in connection with its investment activities. The use of leverage can dramatically magnify both gains and losses, increasing the possibility of a total loss of investment. See “Borrowing; Use of Leverage” beginning on Page 11 of the Prospectus; “Leverage Risk” beginning on Page 23 of the Prospectus.

•	A significant portion of the Fund’s underlying investments are expected to be illiquid, and this may limit the number of Shares available for repurchase. The Fund’s investments in Private Funds are subject to additional risks, including layered fees, reduced regulatory protections, limited liquidity and limited transparency compared to registered funds, which may negatively impact the Fund’s performance. In connection with the Fund’s investments in Private Funds, the Fund may hold a significant portion of its assets in cash and cash equivalents in support of unfunded commitments. See “INVESTMENT-RELATED RISKS - RISKS OF UNDERLYING FUNDS” beginning on page 16 of the Prospectus.

No Prior History. The Fund has no operating history and the Shares have no history of public trading.

Investing in Shares may be considered speculative and involves a high degree of risk. Please review the “Principal Risk Factors” starting on page 11 of this Prospectus.

As permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual reports will not be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker dealer or investment adviser. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive the Fund’s annual and semi-annual reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling the Fund at [  ]. The Fund will then provide reports in paper copy.

You should not construe the contents of this Prospectus and the SAI as legal, tax or financial advice. You should consult with your own professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below.

Neither the SEC nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

THE FUND’S PRINCIPAL UNDERWRITER IS DISTRIBUTION SERVICES, LLC.

The date of this Prospectus is [    ], 2026

i

FUND SUMMARY

This is only a summary and does not contain all of the information that investors should consider before investing in the Fund. Investors should review the more detailed information appearing elsewhere in this Prospectus and SAI, especially the information set forth under the heading “Principal Risk Factors.”

The Fund and the Shares	The Advisor Linx Private Strategies Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and organized as a Delaware statutory trust on April 28, 2026. A-Linx Advisors, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager provides day-to-day investment management services to the Fund. The Fund is non-diversified, which means that under the Investment Company Act, it is not limited in the percentage of its assets that it may invest in any single issuer of securities.

The Board of Trustees (the “Board” and the members thereof, the “Trustees”) of the Fund, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase shares of beneficial interests of the Fund (“Shares”) from holders of Shares (the “Shareholders”), at per-class net asset value (“NAV”), pursuant to written tenders by Shareholders. The Fund intends to offer to purchase only a small portion of its Shares semi-annually, and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during the particular repurchase offer. See “REPURCHASES OF SHARES” below. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

The Fund offers one class of shares of beneficial interest (“Shares”) designated as Class I Shares. The Fund may offer additional classes of Shares in the future.

The Fund has satisfied and intends to continue to satisfy the requirements necessary to qualify as a RIC under the Code. First, the income requirement generally requires the Fund to derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships. Second, the diversification requirement generally requires that, at the end of each quarter: (1) at least 50% of the Fund’s total assets are invested in (i) cash and cash items (including receivables), Federal Government securities and securities of other RICs; and (ii) securities of separate issuers, each of which amounts to no more than 5% of the Fund’s total assets (and no more than 10% of the issuer’s outstanding voting shares), and (2) no more than 25% of the Fund’s total assets are invested in (i) securities (other than Federal Government securities or the securities of other RICs) of any one issuer; (ii) the securities (other than the securities of other RICs) of two or more issuers which the taxpayer controls and which are engaged in the same or similar trades or businesses; or (iii) the securities of one or more qualified publicly traded partnerships. Third, the distribution requirement generally requires the Fund to distribute an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt income, if any, for the year.

Investment Objective and Strategies	The Fund’s investment objective is to seek long-term capital appreciation by pursuing absolute returns across market environments.

Under normal market conditions, the Fund seeks to achieve its investment objective by strategically and tactically investing at least 80% of its net assets (plus any borrowings for investment purposes), including any cash and cash equivalents reserved to cover unfunded commitments, in a portfolio of funds (“Underlying Funds”) that invest in private strategies (the “80% Policy”). For purposes of the 80% Policy, private strategies include investments in Underlying Funds providing exposure to (i) private equity, (ii) private credit, (iii) private real estate and infrastructure, and (iv) hedge fund strategies. Underlying Funds include private investment funds, closed-end interval and tender offer funds registered under the Investment Company Act, business development companies, open-end funds registered under the Investment Company Act, exchange-traded funds (“ETFs”) and money market funds. Private investment funds are commingled asset pools that typically offer their securities privately without registering such securities under the Securities Act of 1933 (“Securities Act”), as amended, and that would be investment companies but for the exclusions from the definition of investment company under Section 3(c)(7) of the Investment Company Act (“Private Funds”). The Fund also invests in mutual funds and money market funds for liquidity purposes. Cash and cash equivalents held by the Fund to cover unfunded commitments to make equity investments in private investments that the Fund reasonably expects to be called in the future are included in determining the Fund’s compliance with the 80% Policy.

An Underlying Fund will be managed by a third-party investment adviser, unaffiliated with the Investment Manager (each, an “Underlying Manager” and collectively, the “Underlying Managers”). The Underlying Managers will not be making any recommendations or otherwise providing investment advice to the Fund. Underlying Funds are expected to invest in both domestic and foreign securities.

For either investment or hedging purposes, certain Underlying Funds may invest substantially in a broad range of derivative instruments, including swaps, futures contracts, including commodity futures, and options. Such derivatives may trade over-the-counter or on an exchange and may principally be used for one or more of the following purposes: speculation, currency hedging, duration management, or to pursue the Underlying Fund’s investment objectives. Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years from the purchase date of the security. In general, the longer the duration of an investment, the more its price will drop as interest rates rise and the more its price will increase as interest rates fall. The Underlying Funds may also invest in repurchase agreements and reverse repurchase agreements.

The Fund may also invest up to 15% of the Fund’s net assets, through floating rate mutual funds and money market funds, in treasuries and short-term bonds for liquidity management purposes.

Except as otherwise indicated, the Fund may change its investment objective and any of its investment policies, restrictions, strategies, and techniques without Shareholder approval. The Fund’s investment objective is not a fundamental policy of the Fund and may be changed by the Board without a vote of a majority (as defined in the Investment Company Act) of the Fund’s outstanding Shares. The Fund’s 80% Policy is not a fundamental policy of the Fund, and may be changed by the Board without the vote of a majority (as defined in the Investment Company Act) of the Fund’s outstanding Shares upon at least 60 days’ prior written notice to shareholders as long as (i) the Fund conducts a tender offer with at least 60 days’ prior notice of the policy change, (ii) the tender offer is not oversubscribed, and (iii) the Fund purchases Shares at their net asset value.

The Investment Manager	As Investment Manager, A-Linx Advisors, LLC provides day-to-day investment management services to the Fund. Its principal place of business is located at 920 Cassatt Rd, Suite 202, Berwyn, PA 19312. The Investment Manager is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of [ ], 2026, approximately $[ ] of assets were under the management of the Investment Manager and its affiliates. See “Management of the Fund” below.

The Administrator	The Fund has retained UMB Fund Services, Inc. (the “Administrator”) to provide it with certain administrative and accounting services. The Administrator also performs all actions related to the issuance and repurchase of Shares of the Fund. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses. See “Fees and Expenses” below.

Fees and Expenses	The Fund bears its own operating expenses (including, without limitation, its offering expenses not paid by the Investment Manager). A more detailed discussion of the Fund’s expenses can be found under “FUND EXPENSES.”

Investment Management Fee. The Fund pays the Investment Manager a management fee (the “Investment Management Fee”) at an annual rate of 1.00%, calculated monthly and payable quarterly in arrears based upon the Fund’s net assets as of month-end. Net assets mean the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund. Compensation is paid to the Investment Manager before giving effect to any repurchase of any Shares in the Fund effective as of that date.

Administration Fee. [The Fund pays the Administrator tiered fees based on the average monthly net asset value of the Fund, subject to a minimum annual fee (the “Administration Fees”).] The Administration Fees are paid to the Administrator out of the assets of the Fund, and therefore decrease the net profits or increase the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses and pays the Administrator a fee for transfer agency services. See “ADMINISTRATION.”

Expense Limitation and Reimbursement Agreement. The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the total annual expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.20% of the net assets of Class I Shares in the relevant period (the “Expense Limit”). Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, total annual expenses (after fee waivers and expense reimbursements) are expected to exceed 2.20% of the net assets of Class I Shares in the relevant period. For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit in effect at the time of recoupment. The Expense Limitation and Reimbursement Agreement is in effect until [ ] and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation and Reimbursement Agreement may be terminated at any time by the Fund’s Board upon thirty (30) days’ written notice to the Investment Manager, and may be terminated by the Investment Manager as of the end of its then-current term upon thirty (30) days’ written notice to the Fund. See “FUND EXPENSES.”

The Offering	The minimum initial investment in the Fund for Class I Shares is $25,000. However, the Fund, in its sole discretion, may accept investments below the minimum with respect to the Fund’s Shares.

Shares will generally be offered for purchase on the first business day (which is any day the New York Stock Exchange is open for business) of each month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. Once a prospective investor’s purchase order is received, a confirmation is sent to the investor. Potential investors should send subscription funds by wire transfer pursuant to instructions provided to them by the Fund. Subscriptions are generally subject to the receipt of cleared funds and completed investor application.

A prospective investor must submit a completed investor application prior to acceptance by the Fund. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time at the Board’s discretion.

Distribution Policy	The Fund intends to pay distributions at least semi-annually on the Shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its Shareholders.

The exact amount of distributable income for each fiscal year can only be determined at the end of the Fund’s fiscal year, March 31. Under Section 19 of the Investment Company Act, the Fund is required to indicate the sources of certain distributions to Shareholders. The estimated distribution composition may vary each period because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Each Shareholder whose Shares are registered in its own name will automatically be registered in the Fund’s dividend reinvestment plan (the “DRIP”) and have all income dividends and distributions and/or capital gains distributions automatically reinvested in Shares priced at the then-current NAV unless such Shareholder, at any time, specifically elects to “opt out” of the DRIP so as to receive subsequent income dividends and/or capital gains distributions in cash. A Shareholder receiving Shares under the DRIP instead of cash distributions may still owe taxes and, because Fund Shares are generally illiquid, may need other sources of funds to pay any taxes due. All correspondence or requests for additional information regarding the DRIP, including inquiries and elections to receive income dividends and/or capital gains distributions in cash should be directed to the Fund’s Administrator, UMB Fund Services, Inc. at [ ] or 235 West Galena Street, Milwaukee, WI 53212. Shareholders who hold their Shares in the name of a broker or dealer participating in the offering should contact the broker or dealer to determine whether and how they may participate in, or opt out of, the DRIP. See “DIVIDEND REINVESTMENT PLAN” and “TAXES - TAXATION OF THE FUND - Distributions to Shareholders.”

Repurchase of Shares	The Fund is not a liquid investment. No Shareholder will have the right to require the Fund to redeem its Shares. The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders.

The Investment Manager anticipates recommending to the Board that, under normal market circumstances, the Fund conducts repurchase offers of no more than 5% of the Fund’s net assets generally semi-annually beginning on or about [ ] (or such earlier or later date as the Board may determine) and thereafter on or about each June 30 and December 31. In certain circumstances, however, the Investment Manager may recommend to the Board that the Fund conduct repurchase offers more frequently than semi-annually, and may also recommend that the Board announce annually, prior to the beginning of the Fund’s next fiscal year, the frequency with which the Fund intends to conduct repurchase offers for the following year.

Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased. In determining whether the Fund should offer to repurchase Shares from Shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Investment Manager as well as a variety of other operational, business, and economic factors.

Under certain circumstances, the Board may offer to repurchase Shares at a discount to their prevailing net asset value. In addition, the Board may, under certain circumstances, elect to postpone, suspend, or terminate an offer to repurchase Shares. See “REPURCHASES OF SHARES” and “REPURCHASE PROCEDURES.”

A [2.00% early repurchase fee] will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the 18-month anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. Shares acquired through the Fund’s DRIP are not subject to an early repurchase fee. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner that will not discriminate unfairly against any Shareholder. Such waivers will be applied uniformly to all Shareholders. See “REPURCHASES OF SHARES” and “REPURCHASE PROCEDURES.”

Risk Factors	The Fund is subject to substantial risks - including market risks, liquidity risks and strategy risks. There may also be certain conflicts of interest relevant to the management of the Fund, arising out of, among other things, activities of the Investment Manager and its affiliates and employees with respect to the management of accounts for other clients as well as the investment of proprietary assets. Prospective investors should review carefully the “PRINCIPAL RISK FACTORS” section of this Prospectus. An investment in the Fund should only be made by investors who understand the risks involved and who are able to withstand the loss of the entire amount invested.

Accordingly, the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. Past results of the Investment Manager, its principals, and the Fund are not indicative of future results. See “PRINCIPAL RISK FACTORS.”

Summary of Taxation	The Fund has elected to be treated and intends to qualify as a RIC for federal income tax purposes. Provided that it qualifies as a RIC, the Fund will generally not be subject to federal corporate income tax, to the extent it distributes all of its income and gains each year. See “TAXES.”

FUND FEES AND EXPENSES

The following tables describe the aggregate fees and expenses that the Fund expects to incur and that the Shareholders can expect to bear, either directly or indirectly, through the Fund’s investments. More information about these and other discounts is available from your financial professional and in the section titled “Purchasing Shares” beginning on page 54 of this Prospectus.

Class I Shares
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Charge (Load) (as a percentage of subscription amount)	None
[Maximum Early Repurchase Fee (as a percentage of repurchased amount)	[ ]
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO SHARES)(1)
Investment Management Fees(2)	1.00%
Other Expenses(3)	[ ]%
Fees and Interest Payments on Borrowed Funds(3)	[ ]%
Acquired Fund Fees & Expenses(3) (4)	[ ]%
Total Annual Expenses(4)	[ ]%
Fee Waivers and/or Expense Reimbursements(5)	[ ]%
Total Annual Expenses (after Fee Waivers and/or Expense Reimbursements)(4)(5)	[ ]%

(1)	This table summarizes the expenses of the Fund and is designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund.
(2)	Investment Management Fees include the Investment Management Fee paid to the Investment Manager at an annual rate of 1.00%, calculated monthly and payable quarterly in arrears based upon the Fund’s net assets as of month-end. The Investment Management Fee will be paid to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

(3)	Other Expenses, Fees and Interest Payments on Borrowed Funds, and Acquired Fund Fees Expenses represent estimated amounts for the current fiscal year.
(4)	Shareholders indirectly bear a portion of the asset-based fees, incentive allocations and other expenses incurred by the Fund as an investor in Underlying Funds. Managers of registered investment companies and Private Funds generally receive management fees, typically ranging between 0.50% and 2.00% per annum of such fund’s assets under their management, as well as, in some cases, quarterly or annual incentive allocations typically ranging between 10% and 20% of any profits earned during the applicable calculation period. These incentive allocations are generally calculated on a “high water mark” basis or after a preferred return hurdle has been met. With a high water mark structure, incentive allocations are only payable on cumulative profits in excess of the previous quarter-end, year-end or lifetime high water mark. With a preferred return structure, the carried interest is only payable when the annual return is greater than the specified hurdle rate. The Investment Manager does not participate in any of the fees or allocations paid to these managers. The Acquired Fund Fees and Expenses indicated are based on estimated amounts for the current fiscal year. In the future, these fees and expenses may be substantially higher or lower than reflected, because certain fees are based on the performance of the Underlying Funds, which fluctuate over time. In addition, the Fund’s portfolio changes from time to time, which will result in different Acquired Fund Fees and Expenses.
(5)	The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the total annual expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.20% of the net assets of Class I Shares in the relevant period (the “Expense Limit”). Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, total annual expenses (after fee waivers and expense reimbursements) are expected to exceed 2.20% of the net assets of Class I Shares in the relevant period. For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit in effect at the time of recoupment. The Expense Limitation and Reimbursement Agreement is in effect until [ ] and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation and Reimbursement Agreement may be terminated at any time by the Fund’s Board upon thirty (30) days’ written notice to the Investment Manager, and may be terminated by the Investment Manager as of the end of its then-current term upon thirty (30) days’ written notice to the Fund.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see “INVESTMENT MANAGEMENT FEE,” “ADMINISTRATION,” “FUND EXPENSES,” and “PURCHASING SHARES.”

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at NAV and that the percentage amounts listed under annual expenses remain the same in the years shown (except that the example reflects the expense limitation for the one-year period and the first year of each additional period). The assumption in the hypothetical example of a 5% annual return is the same as that required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares.

EXAMPLE

Class I Shares

You Would Pay the Following Expenses Based on a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$[ ]	$[ ]	$[ ]	$[ ]

The example is based on the annual fees and expenses of Class I Shares set out in the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund.

FINANCIAL HIGHLIGHTS

The Fund is newly organized, and it has not commenced operations as of the date of this Prospectus. Therefore, there is no financial history for the Fund.

USE OF PROCEEDS

The proceeds from the sale of Shares, not including the amount of any sales charges and the Fund’s fees and expenses (including, without limitation, offering expenses not paid by the Investment Manager), will be invested by the Fund in accordance with the Fund’s investment objectives and strategies as soon as practicable, but in no event later than three months after receipt, consistent with market conditions and the availability of suitable investments. Delays in investing the Fund’s assets may occur, for example, because of the time required to complete certain transactions, but any such delay will not exceed three months after the receipt of funds.

Delays in fully investing the Fund’s assets may occur, for example, because of the time required to complete certain transactions and the Investment Manager’s ability to find suitable investments may be delayed. While the Fund’s investments are expected to be partially-invested within three months, the aforementioned delays may inhibit the Fund from being fully-invested at all times. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distributions to Shareholders. Pending such use, the Fund may take temporary defensive measures and invest a portion of proceeds in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, municipal bonds, bank accounts, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities and other high-quality debt instruments maturing in one year or less from the time of investment. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or short-term securities or money market funds to meet operational needs or to maintain liquidity. Cash and cash equivalents held by the Fund to cover unfunded commitments to make equity investments in private investments that the Fund reasonably expects to be called in the future are included in determining the Fund’s compliance with its 80% Policy. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT OBJECTIVES AND STRATEGIES

INVESTMENT OBJECTIVES

The Fund’s investment objective is to seek long-term capital appreciation by pursuing absolute returns across market environments. There can be no assurance that the Fund will achieve its investment objectives.

INVESTMENT STRATEGIES AND OVERVIEW OF INVESTMENT PROCESS

Under normal market conditions, the Fund seeks to achieve its investment objective by strategically and tactically investing at least 80% of its net assets (plus any borrowings for investment purposes), including any cash and cash equivalents reserved to cover unfunded commitments, in a portfolio of funds (“Underlying Funds”) that invest in private strategies (the “80% Policy”). For purposes of the 80% Policy, private strategies include investments in Underlying Funds providing exposure to (i) private equity, (ii) private credit, (iii) private real estate and infrastructure, and (iv) hedge fund strategies. Underlying Funds include private investment funds, closed-end interval and tender offer funds registered under the Investment Company Act, business development companies, open-end funds registered under the Investment Company Act, exchange-traded funds (“ETFs”) and money market funds. Private investment funds are commingled asset pools that typically offer their securities privately without registering such securities under the Securities Act of 1933, as amended, and that would be investment companies but for the exclusions from the definition of investment company under Section 3(c)(7) of the Investment Company Act (“Private Funds”). The Fund also invests in mutual funds and money market funds for liquidity purposes. Cash and cash equivalents held by the Fund to cover unfunded commitments to make equity investments in private investments that the Fund reasonably expects to be called in the future are included in determining the Fund’s compliance with the 80% Policy.

An Underlying Fund will be managed by a third-party investment adviser, unaffiliated with the Investment Manager (each, an “Underlying Manager” and collectively, the “Underlying Managers”). The Underlying Managers will not be making any recommendations or otherwise providing investment advice to the Fund.

The Fund may invest in Underlying Funds that invest in the following strategies:

Private Equity - The Fund may invest in a minimum of 10% and maximum of 40% in Underlying Funds that invest in private equity strategies.

•	Private Equity: These Underlying Funds seek to provide exposure to primary and secondary investments in private equity funds and other private asset funds across the J-Curve, including venture, buyout and secondaries. The “J-Curve” refers to the typical pattern of returns experienced by private equity investors, whereby a fund delivers negative returns and cash flows in the early portion of the Fund’s lifecycle (due to the fund’s investment-related expenses and fees), with the trend reversing in the later portion of the fund’s lifecycle as its investments mature and are sold. Underlying Funds may also, to a limited degree, make direct investments in operating companies.

•	Venture Capital: These Underlying Funds seek to achieve long-term capital appreciation by investing primarily in early-stage and growth-stage private companies with significant potential for value creation.

•	Leveraged Buyouts: These Underlying Funds seek to acquire private and public companies, as well as divisions of larger companies, and reposition them for sale at a multiple of invested equity by unlocking value and enhancing opportunities through financial, managerial, and/or operational improvements. Underlying Managers employing a buyout strategy may focus on companies of any size capitalization, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market.

•	Secondaries: “Secondaries” typically refer to investments in existing private market funds through the acquisition of an existing interest in a private markets fund by one investor from another in a negotiated transaction. These Underlying Funds may invest in pre-existing investor commitments to Private Funds or continuation vehicles for select investments in existing Private Funds, through privately negotiated transactions. Investing in secondaries may provide diversification and potentially shorten the J-Curve effect.

Private Credit - The Fund may invest in a minimum of 10% and maximum of 40% in Underlying Funds that invest in private credit strategies.

•	Private Credit: These Underlying Funds employ a multi-sector approach spanning residential, commercial, corporate, consumer and specialty finance markets. The emphasis is on alternative credit investments, including but not limited to, asset-backed direct lending, mezzanine financing, private loans, illiquid credit, stressed/distressed credit and reinsurance-related securities. The Underlying Fund’s private credit investments may include investments in companies and/or Private Funds that primarily hold direct loans.

•	Hybrid / Opportunistic Strategies: These Underlying Funds may invest in a mix of private equity and private credit investments dependent on the specific investment opportunity and market environment.

•	Secondaries: These Underlying Funds may invest in general partners and limited partners-led secondaries.

Private Real Estate / Infrastructure - The Fund may invest in a minimum of 10% and maximum of 40% in Underlying Funds that invest in private real estate/infrastructure strategies.

•	Private Real Estate: These Underlying Funds may invest their assets in private real estate utilizing the following strategies: core, core plus, value add, special opportunity, and multi-strategy.

•	Core: These Underlying Funds’ investments typically entail acquiring real estate assets that generate stable income with little or no additional investment in improvements to the core property asset itself. Underlying Managers employing a core strategy typically seek to identify high-quality assets with stable values that require little direct involvement by the asset owner and generate consistent cash flow. The majority of a core real estate Underlying Fund’s expected return is typically generated through cash flow from the operation of the asset instead of capital appreciation. Core real estate Underlying Funds typically utilize high levels of leverage to acquire assets.

•	Core Plus: These Underlying Funds’ investments are similar to core real estate investments, except that Underlying Managers employing a core plus strategy typically seek to identify assets whose cash flows can be increased through light property improvements, management efficiencies or by increasing the quality of lessees. Cash flows may also be less consistent than a core real estate investment and core plus properties may require more direct involvement by the Underlying Manager. Core plus real estate Underlying Funds typically utilize high levels of leverage to acquire assets.

•	Value Add: These Underlying Funds’ investments are more speculative in nature than core and core plus investment strategies. These assets may have little or no cash flow but have the potential to produce high returns once the property is properly managed and/or improved. Underlying Managers employing a value add investment strategy may acquire assets that have high levels of deferred maintenance, occupancy issues, managerial issues, or a combination of these and other issues. Underlying Managers typically institute corrective action and make investments in order to realize the asset’s cash flow potential and are highly involved in the day-to-day operation. Value add real estate Underlying Funds typically utilize high levels of leverage to acquire assets.

•	Special Opportunity: These Underlying Funds’ investments typically present the greatest risk and little or no expected income return, but with the perceived inherent property values that present the potential for a return higher than with core property or value added investing. Opportunistic investing focuses on properties that need significant rehabilitation to realize their potential. These properties may be highly distressed properties, new development projects, or may have significant vacancies at the time of acquisition. In many cases, opportunistic investments are generating little to no current cash flow and include varying degrees of leverage. Much of the return on these investments will be generated on the back end, in the form of future rental income or the sale or refinancing of the asset.

•	Multi-Strategy: Underlying Funds that employ a multi-strategy approach attempt to diversify the risk-reward profiles and the underlying types of real estate in which they invest, with the strategies noted above.

•	Infrastructure: These Underlying Funds may focus on a range of infrastructure investments, including communication and digital infrastructure (e.g., towers, data centers and fiber), natural capital (e.g., sustainable agriculture and sustainable forestry), power generation and midstream (e.g., gas generation, fuel transportation and storage), renewables and energy transition investments (e.g., wind and solar, energy storage and distributed energy), social infrastructure (e.g., waste management, healthcare and education), transportation and logistics (e.g., toll roads, airports and seaports), and utilities (e.g., electricity distribution and transmission, district heating and cooling and water).

Hedge Fund Strategies - The Fund may invest in a minimum of 10% and maximum of 40% in Underlying Funds that invest in hedge fund strategies.

•	These Underlying Funds may invest in a balanced portfolio of hedge funds across arbitrage, credit, event driven, long/short equity and multi-strategy managers. The exposure aims to provide a core alternatives exposure that is uncorrelated to stocks and bonds. Underlying Funds may also be focused on a specific strategy, for example, biotech, crash, dispersion volatility, or merger arbitrage, among others.

The Investment Manager actively manages allocations among these strategies, seeking to capture differentiated sources of return while maintaining diversification and offering investors the opportunity to access less liquid alternative investments with illiquidity premiums and low correlations to public markets.

Portfolio exposures will vary over time in response to evolving market conditions, relative value opportunities, and the availability of high-conviction Underlying Managers, with the goal of delivering a more stable return profile across market cycles. The Fund expects to allocate a minimum of 10% and maximum of 40% in each of the following strategies: (i) private equity, (ii) private credit; (iii) real estate/ infrastructure; and (iv) hedge fund strategies. Additionally, the Fund may also invest up to 15% of the Fund’s net assets, through floating rate mutual funds and money market funds, in treasuries and short-term bonds for liquidity management purposes.

For either investment or hedging purposes, certain Underlying Funds may invest substantially in a broad range of derivative instruments, including swaps, futures contracts, including commodity futures, and options. Such derivatives may trade over-the-counter or on an exchange and may principally be used for one or more of the following purposes: speculation, currency hedging, duration management, or to pursue the Underlying Fund’s investment objective. Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years from the purchase date of the security. In general, the longer the duration of an investment, the more its price will drop as interest rates rise and the more its price will increase as interest rates fall. For example, if a bond has a duration of five years, a 1% increase in interest rates would generally result in an approximate 5% decline in the bond’s price. Conversely, a 1% decrease in interest rates would generally result in an approximate 5% increase in the bond’s price. The Underlying Funds may also invest in repurchase agreements and reverse repurchase agreements.

In addition, the Fund may make investments through one or more direct and indirect wholly-owned subsidiaries (each a “Subsidiary” and collectively the “Subsidiaries”). Such Subsidiaries will not be registered under the Investment Company Act; however, the Fund will wholly own and control any Subsidiary. All Subsidiaries will be organized as domestic entities (i.e., organized under the laws of a U.S. state). Each Subsidiary’s management fee (including any performance fee), if any, will be included in the Investment Management Fees, and each Subsidiary’s expenses will be included in Other Expenses in the Fund’s fee table.

The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole direct or indirect shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund will “look through” any such Subsidiary to determine compliance with its investment policies. The Fund complies with Section 8 and Section 18 of the Investment Company Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with the Subsidiary. The Subsidiary complies with Section 17 of the Investment Company Act relating to affiliated transactions and custody.

Except as otherwise indicated, the Fund may change its investment objectives and any of its investment policies, restrictions, strategies, and techniques without Shareholder approval. The Fund’s investment objective is not a fundamental policy of the Fund and may be changed by the Board without a vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares. The Fund’s 80% Policy is not a fundamental policy of the Fund, and may be changed by the Board without the vote of a majority (as defined in the Investment Company Act) of the Fund’s outstanding Shares upon at least 60 days’ prior written notice to shareholders as long as (i) the Fund conducts a tender offer with at least 60 days’ prior notice of the policy change, (ii) the tender offer is not oversubscribed, and (iii) the Fund purchases Shares at their net asset value.

Temporary and Defensive Strategies

The Fund may, from time to time in its sole discretion, for temporary or defensive purposes, deviate from its investment strategy by taking positions in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. The Fund may invest in a maximum of 15% in such liquid strategies. The Fund may not achieve its investment objectives when it does so.

PRINCIPAL RISK FACTORS

All investments carry risks to some degree. The Fund cannot guarantee that its investment objectives will be achieved or that its strategy of investing will be successful. An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost. As the Fund will obtain investment exposure primarily through allocations of the Fund’s assets to the Underlying Funds, as well as through direct investments, the Fund may be exposed to certain risks described below through exposure to one or more Underlying Funds and/or may be directly exposed to certain risks described below. As a result, the following provides an overview of principal risks associated with the Fund’s investments in Underlying Funds and principal risks associated with the Fund’s direct investments. The following principal risks could affect the value of your investment:

GENERAL RISKS

BORROWING; USE OF LEVERAGE. The Fund may borrow money in connection with its investment activities – i.e., the Fund may utilize leverage. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). The interests of persons with whom the Fund enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s Shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s Shareholders. In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the additional risk that it would be unable to timely, or at all, obtain leverage borrowing. The Fund might also be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

CLOSED-END FUND; LIQUIDITY LIMITED TO PERIODIC REPURCHASES OF SHARES. The Fund has been organized as a non-diversified, closed-end management investment company and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Although the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their net asset value (after all applicable fees), or, in certain circumstances, at a discount, and the Investment Manager intends to recommend to the Board that, in normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally semi-annually beginning on or about [  ] (or such earlier or later date as the Board may determine) and thereafter semi-annually on or about each June 30, and December 31, the Fund’s Shares are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that an investor tenders due to the illiquidity of the Fund Investments, or if the Shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. There can be no assurance that the Fund will conduct repurchase offers in any particular period, and Shareholders may be unable to tender Shares for repurchase for an indefinite period of time.

In considering whether to repurchase Shares during periods of financial market stress, the Board may offer to repurchase Shares at a discount to their prevailing net asset value that appropriately reflects market conditions, subject to applicable law. Further, repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. See “REPURCHASES OF SHARES.” An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Also, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders unless called for under the provisions of the Investment Company Act.

CYBERSECURITY RISK. Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund, the Underlying Funds and their affiliates and third-party service providers are subject to cybersecurity risks. Cyber security risks have significantly increased in recent years and the Fund could suffer such losses in the future. Computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. If one or more of such events occur, this potentially could jeopardize confidential and other information, including non-public personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of the Underlying Funds or their respective affiliates and third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify the Fund’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks. There can be no assurance that the Fund or its service providers, or the issuers of the securities in which the Fund invest, will not suffer losses relating to cybersecurity breaches in the future. Despite reasonable precautions, the risk remains that such incidents could occur, and that such incidents could cause damage to individual investors due to the risk of exposing confidential personal data about investors to unintended parties.

DILUTION FROM SUBSEQUENT OFFERINGS OF SHARES. The Fund intends to conduct a continuous monthly offering of its Shares. Additional purchases may dilute the indirect interests of existing Shareholders in the Fund’s investments prior to such purchases, which could have an adverse impact on the existing Shareholders’ interests in the Fund if subsequent investments underperform the prior investments.

DISTRIBUTIONS AMOUNT OR FREQUENCY NOT GUARANTEED. The Fund will ordinarily declare and pay distributions from its net investment income, if any, semi-annually, and net realized capital gains annually; however, the frequency or amount of distributions that the Fund may pay, if any, is uncertain. The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board. Nevertheless, the Fund cannot assure you that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. The Fund’s ability to pay distributions may be adversely affected by the impact of the risks described in this Prospectus. All distributions will depend on the Fund’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as a return of capital, offering proceeds, borrowings and amounts obtained from the Fund’s affiliates that are subject to repayment by investors. In the event that the Fund encounters delays in locating suitable investment opportunities, the Fund may return all or a substantial portion of the proceeds from the offering of Shares in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your Shares. As a result, you may pay more taxes on gains upon sale of the Shares with the lower tax basis. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the proceeds from the offering of Shares, including any fees payable to the Investment Manager.

LEGAL, TAX AND REGULATORY. Legal, tax and regulatory changes that could occur during the life of the Fund may adversely impact the performance of the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds has undergone substantial change in recent years and such change may continue. Greater regulatory scrutiny may increase the exposure of the Fund (or an Underlying Fund) and the Investment Manager to potential liabilities. Increased regulatory oversight also can impose administrative burdens and costs on the Fund (or an Underlying Fund) and the Investment Manager, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments established financial oversight standards and resulted in significant revisions to the U.S. financial regulatory framework and the operation of financial institutions. The Dodd-Frank Act includes provisions regarding, among other things, the comprehensive regulation of the over-the-counter derivatives market, the identification, monitoring and regulation of systemic risks to financial markets and the regulation of proprietary trading and investment activity of banking institutions. The continued implementation of the Dodd-Frank Act and other similar and follow-on regulations could affect, among other things, financial consumer protection, proprietary trading, registration of investment advisers and the trading and use of derivative instruments and, therefore, could adversely affect the Fund (or an Underlying Fund). There can be no assurance that such regulation will not have a material adverse effect on the Fund (or an Underlying Fund), increase transaction, operations, legal and/or regulatory compliance costs, significantly reduce the profitability of the Fund (or an Underlying Fund) or impair the ability of the Fund (or an underlying Fund) to achieve its investment objectives.

The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local level. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund (or Underlying Funds) cannot predict the impact, if any, of these changes to the Fund’s (or Underlying Funds’) business, they could adversely affect the Fund’s (or Underlying Funds’) business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

MANAGEMENT RISK. The NAV of the Fund changes monthly based on the performance of the securities in which it invests. The Investment Manager’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities or the financial performance of Underlying Funds in which the Fund invests may prove to be incorrect and may not produce the desired results.

The success of the Fund depends upon the ability of the Investment Manager to develop and implement investment strategies that achieve the investment objective of the Fund. Shareholders will have no right or power to participate in the management or control of the Fund.

In addition, the Fund’s ability to identify and invest in attractive opportunities is dependent upon the Investment Manager. If one or more key individuals leave the Investment Manager or is temporarily or permanently incapacitated, the Investment Manager may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

MINIMAL CAPITALIZATION. The Fund is not obligated to raise any specific amount of capital prior to commencing operations. There is a risk that the amount of capital actually raised by the Fund through the offering of its Shares may be insufficient to achieve profitability or allow the Fund to realize its investment objectives. An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements. Further, if the Fund is unable to raise sufficient capital, Shareholders may bear higher expenses due to a lack of economies of scale.

NO OPERATING HISTORY. The Fund was organized on April 28, 2026. It had not yet commenced operations as of the date of this Prospectus and has no operating history. The Fund may not succeed in meeting its objective, and its NAV may decrease. As a new Fund, there is no assurance that the Fund will grow or maintain an economically viable size, which may result in increased Fund expenses or a determination to liquidate the Fund.

NON-DIVERSIFIED STATUS. The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code. See “TAXES.”

NON-QUALIFICATION AS A RIC. If for any taxable year the Fund were to fail to qualify as a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions. To qualify as a RIC, the Fund must meet three tests each year regarding (i) the diversification of the assets it holds, (ii) the income it earns, and (iii) the amount of taxable income that it distributes to shareholders. These requirements and certain additional tax risks associated with investments in the Fund are discussed in “TAXES” in this Prospectus.

PORTFOLIO TURNOVER. The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Investment Manager feels either the securities no longer meet its investment criteria or the potential for capital appreciation has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Investment Manager considers portfolio changes appropriate. No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations prior to the date of this Prospectus.

RECENT MARKET CIRCUMSTANCES. The value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Underlying Funds may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation/deflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets. U.S. or global markets may be adversely affected by uncertainties and events or the threat or potential of one or more such events and developments in the U.S. and around the world, such as major cybersecurity events, geopolitical events (including wars, terror attacks, natural disasters, spread of infectious disease (including epidemics or pandemics) or other public health emergencies), social unrest, political developments, and changes in government policies, taxation, threatened or actual imposition of tariffs, restrictions on foreign investment and currency repatriation, currency fluctuations and developments in the laws and regulations in the U.S. and other countries, or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.

Recently, the United States has enacted or proposed to enact significant new tariffs, and various federal agencies have been directed to further evaluate key aspects of U.S. trade policy, which could potentially lead to significant changes to current policies, treaties, and tariffs. As discussed above under “Legal, Tax and Regulatory,” significant uncertainty exists regarding the future direction of U.S. trade policy. These developments, or the perception that any of them could occur, may have a material adverse effect on global trade, in particular, trade between the impacted nations and the U.S.; global financial markets’ stability; and global economic conditions. These events could, in turn, adversely affect the Fund and the performance of its investments.

The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund’s investments have a commercial relationship could adversely affect, among other things, the Fund and/or its investment’s ability to pursue key strategic initiatives, including by affecting the Fund and/or its investment’s ability to borrow from financial institutions on favorable terms.

Recent technological developments and the increasingly widespread use of artificial intelligence may pose risks to an Underlying Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence technologies. As artificial intelligence technologies are used more widely, the profitability and growth of the Fund’s holdings may be impacted, which could significantly impact the overall performance of the Fund. The legal and regulatory frameworks within which artificial intelligence technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

The Fund cannot predict the effects or likelihood of such events on the U.S. and global economies. The issuers of securities, including those held in the Fund’s portfolio, could be materially impacted by such events, which may, in turn, negatively affect the value of such securities or such issuers’ ability to make interest payments or distributions to the Underlying Fund. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

SUBSTANTIAL REPURCHASES. Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares. See “GENERAL RISKS — Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares.”

INVESTMENT-RELATED RISKS

ACTIVE TRADING AND RISKS OF SECURITIES ACTIVITIES. The Fund is actively managed and may purchase and sell investments in the Underlying Funds without regard to the length of time held. Active trading may have a negative impact on performance by increasing brokerage and other transaction costs and may generate greater amounts of net short-term capital gains, which, for taxable accounts, would be subject to tax at ordinary income tax rates. The Fund invests and trades in a variety of different securities, and utilizes a variety of investment instruments and techniques. Each security and each instrument and technique involves the risk of loss of capital. While the Investment Manager attempts to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that the Shareholders will not suffer losses.

ASSET ALLOCATION RISK. The Fund’s investment performance depends, at least in part, on how its assets are allocated and reallocated among Underlying Funds and asset classes and strategies. Such allocation could result in the Fund holding asset classes or investments that perform poorly or underperform other asset classes, strategies or available investments.

ALTERNATIVE INVESTMENTS RISK. Alternative investments provide limited liquidity and include, among other things, the risks inherent in investing in securities, futures, commodities and derivatives, using leverage and engaging in short sales. An investment in alternative investment products is speculative, involves substantial risks, and should not constitute a complete investment program.

BUSINESS DEVELOPMENT COMPANIES. The Fund and Underlying Funds may invest in business development companies (“BDCs”). A BDC is regulated under the Investment Company Act, but it may carry risks similar to those of a private equity or venture capital fund. BDCs that are not publicly-traded are illiquid investments, and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly-traded BDCs usually trade at a discount to their NAV because they invest in unlisted securities and have limited access to capital markets. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. BDCs may leverage their portfolios through borrowings or the issuance of preferred stock. The Fund and Underlying Funds may invest in equity securities of BDCs, preferred stock of BDCs, or debt issued by BDCs. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by the BDC’s board of directors which may create uncertainty as to the value of the BDC’s investments.

COMMITMENT STRATEGY RISK. Certain of the instruments in which the Fund or an Underlying Fund may invest are structured to draw-down capital from investors through capital calls for purposes of private investments. Investors in such vehicles may not contribute the full amount of their commitment to the investment at the time of their initial purchase. Instead, investors may be required to make incremental contributions pursuant to capital calls. The overall impact on performance due to holding a portion of the investment portfolio in cash for the purpose of meeting such obligations could negatively impact the Fund’s or an Underlying Fund’s performance. If investors in these vehicles employ an “over-commitment” strategy, this could result in insufficient cash to meet such commitments, which could have negative impacts on the Fund or an Underlying Fund such as a reduced ability to pursue its investment strategy; a need to borrow or sell assets at depressed prices, and penalties.

The Fund and Underlying Funds will need to make commitments in advance of knowing the account’s total assets under management at the time the total commitment is fully drawn down. If assets have increased or decreased at a greater level than would normally be expected, the Fund or an Underlying Fund may be significantly under or over its targeted allocation.

RELIANCE ON MANAGEMENT OF UNDERLYING FUNDS. The Fund will be investing in Underlying Funds that are generally managed by independent managers. The Fund’s NAV may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Underlying Funds invest and the financial condition and prospects of the issuers in which the Underlying Funds invest. The Fund will not have any role in the day-to-day management of the Underlying Funds or the Underlying Managers. Moreover, the Fund will typically not have the opportunity to evaluate the specific investments made by any Underlying Fund even if the Fund is represented on the advisory committee or similar investor body of such fund. Accordingly, the returns of the Fund will primarily depend on the efforts and performance results obtained by the independent managers and other investment personnel of these Underlying Funds and could be substantially adversely affected by the unfavorable performance of, or an inability to retain, such independent managers. Moreover, the historical performance of the independent managers is not a guarantee or prediction of the future performance of an Underlying Fund investment.

SECTOR RISK. To the extent the Fund or Underlying Funds invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

VALUATION RISKS. Given the substantial investment by the Fund in Underlying Funds, including Private Funds, there is no reliable liquid market available for the purposes of valuing many of the Fund’s investments. Valuation may require more research, and elements of judgment may play a greater role in the valuation of private securities as compared to public securities because there is less reliable objective data available. There can be no guarantee that the basis of calculation of the value of the Fund’s investments used in the valuation process will reflect the actual value on realization of those investments. The Investment Manager fair values the Fund's Private Funds based on valuations provided by the Underlying Managers of the Private Funds, which valuations may also be based on fair valuation procedures. Further, the fair values of Private Funds are subject to adjustment or revisions if the Fund's NAV is adjusted after a Shareholder has received their Shares upon purchase or received repurchase proceeds in a repurchase offer. The adjustment will not, in most cases, result in an adjustment to the number of Shares received by the Shareholder in a purchase, or a Shareholder's repurchase proceeds in a repurchase offer. The Investment Manager is entitled to receive a management fee for its services to the Fund, which is based, in part, on the value of the Fund’s investments. This creates a potential conflict of interest as the Investment Manager is involved in the valuation of the Fund’s investments.

Moreover, the Fund’s compliance with the asset diversification tests under the Code depends on the fair market values of the Fund’s assets, and, accordingly, a challenge to the valuations ascribed by the Fund could affect its ability to comply with those tests or require it to pay penalty taxes in order to cure a violation thereof.

INVESTMENT-RELATED RISKS - RISKS OF UNDERLYING FUNDS

ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. Asset-backed exposures are investments that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. These could include assets such as unsecured consumer or other receivables, credit card receivables, trade receivables, equipment leases, and other assets that produce streams of payments. Asset backed exposures are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those outstanding liabilities, the Fund will incur losses. In addition, asset-backed exposures entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed investments present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these investments.

Real Estate Loans

·	Senior Mortgage Loans: These mortgage loans are typically secured by first liens on properties, including office, multifamily, retail, industrial, senior living facilities, hospitality and mixed-use. In some cases, first lien mortgages may be divided into an A-Note and a B-Note. The A-Note is typically a privately negotiated loan that is secured by a first mortgage on a commercial property or group of related properties that is senior to a B-Note secured by the same first mortgage property or group.

·	Subordinated Debt: These loans may include structurally subordinated first mortgage loans and junior participations in first mortgage loans or participations in these types of assets. As noted above, a B-Note is typically a privately negotiated loan that is secured by a first mortgage on a commercial property or group of related properties and is subordinated to an A-Note secured by the same first mortgage property or group. The subordination of a B-Note or junior participation typically is evidenced by participation or intercreditor agreements with other holders of interests in the note. B-Notes are subject to more credit risk with respect to the underlying mortgage collateral than the corresponding A-Note.

·	Preferred Equity: Real estate preferred equity investments are subordinate to first mortgage loans and are not collateralized by the property underlying the investment. As a holder of preferred equity, the Fund seeks to enhance its position with covenants that limit the activities of the entity in which the Fund has an interest and protect its equity by obtaining an exclusive right to control the underlying property after an event of default, should such default occur on the Fund’s investment.

·	Mezzanine Loans: Like B-Notes, these loans are also subordinated, but are usually secured by a pledge of the borrower’s equity ownership in the entity that owns the property or by a second lien mortgage on the property. In a liquidation, these loans are generally junior to any mortgage liens on the underlying property, but senior to any preferred equity or common equity interests in the entity that owns the property. Investor rights are usually governed by intercreditor agreements. See “MEZZANINE DEBT” below.

In certain states, it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, meaning there is no collateral to seize if the underlying borrower defaults.

BONDS AND OTHER FIXED INCOME SECURITIES. The Underlying Funds may invest in bonds and other fixed income securities, both U.S. and non-U.S., and may take short positions in these securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changing perceptions about the creditworthiness of individual issuers (including governments), counterparty credit risk, prepayment risk or broader changes to the economic environment that may affect future cash flows. Such investments will always be exposed to certain risks that cannot be hedged and the Investment Manager is not obligated to seek to hedge against any risk, including fluctuations in the value of investments as a result of changes in market, principal, credit, interest rate, counterparty or currency risk or any other developments. Additionally, ongoing regulatory changes related to the creation and trading of securities in the fixed income markets may create unforeseeable risks. There may be more sensitivity to adverse economic, business, political, sector or geographical developments if a substantial portion of a client’s assets are invested in bonds of certain states, similar sectors or in particular types of municipal securities.

CHANGES IN INVESTMENT APPROACH. The Underlying Managers could materially alter an Underlying Fund’s strategy from time to time without notice to the Fund.

CO-INVESTMENT REVENUE. The Underlying Funds may invest in co-investment vehicles owned and managed by entities unaffiliated with the applicable Underlying Funds. The investment strategy of any co-investment vehicle in which an Underlying Fund invests will be consistent with the investment objectives, investment strategies, and risk factors of the Underlying Fund. The Underlying Fund may receive an asset-based fee from other investors in the co-investment fund for rendering certain services to the co-investment fund such as warehousing investments and acting as the collateral agent. The asset-based fees may be subordinated to outside investor capital and thus subject to first loss if the investment underperforms.

COMPETITION. The Underlying Funds will engage in investment and trading activities which are highly competitive with other investment and trading programs including those of mutual funds and other financial institutions, investment banks, broker/dealers, commercial banks, insurance companies and pension funds, as well as private investors, all of whom may have investment objectives similar to those of the Underlying Funds. These competitors may have substantially greater resources and substantially greater experience than the Underlying Funds. Such competition may negatively impact the performance of the Fund.

CONTINGENT LIABILITIES ASSOCIATED WITH PRIVATE FUNDS ACQUIRED IN SECONDARY INVESTMENTS. Where the Fund acquires a Private Fund interest as a secondary investment, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller of a Private Fund interest has received distributions from the Private Fund and, subsequently, the Private Fund recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Private Fund, there can be no assurance that the Fund would prevail in any such claim.

COUNTERPARTY RISK. Investments and investment transactions are subject to various counterparty risks. The counterparties to transactions in over-the-counter or “inter-dealer” markets are typically subject to lesser credit evaluation and regulatory oversight compared to members of “exchange-based” markets. This may increase the risk that a counterparty will not settle a transaction because of a credit or liquidity problem, thus causing an Underlying Fund to suffer losses. In addition, in the case of a default, an investment could become subject to adverse market movements while replacement transactions are executed. Such counterparty risk is accentuated for investments with longer maturities or settlement dates where events may intervene to prevent settlement or where transactions are concentrated with a single or small group of counterparties. Furthermore, upon the bankruptcy, insolvency or liquidation of any counterparty, the investor may be deemed to be a general, unsecured creditor of such counterparty and could suffer a total loss with respect to any positions and/or transactions with such counterparty. Under current market conditions, counterparty risk is substantially increased and more difficult to predict. In addition to heightened risk of bankruptcy, in this environment there is a greater risk that counterparties may have their assets frozen or seized as a result of government intervention or regulation. An Underlying Fund may not be restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one or a limited number of counterparties. To the extent an Underlying Fund invests in swaps, derivative or synthetic instruments, or other over the counter transactions, on these markets, the Underlying Fund is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking to market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. The ability of an Underlying Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by an Underlying Fund.

DERIVATIVE INSTRUMENTS. Derivatives are financial contracts whose value depend on, or are derived from, the value of an underlying asset, reference rate, or index. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk, and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Underlying Funds’ use of derivatives may increase or accelerate the amount of taxes payable by Shareholders.

•	Options Risk. The Underlying Funds may lose the entire put option premium paid if the underlying security does not decrease in value at expiration. Put options may not be an effective hedge because they may have imperfect correlation to the value of the Underlying Funds’ portfolio securities. Purchased put options may decline in value due to changes in price of the underlying security, passage of time and changes in volatility. Written call and put options may limit the Underlying Funds’ participation in equity market gains and may magnify the losses if the price of the written option instrument increases in value between the date when the Underlying Funds write the option and the date on which the Underlying Funds purchase an offsetting position. The Underlying Funds will incur a loss as a result of a written options (also known as a short position) if the price of the written option instrument increases in value between the date when the Underlying Funds write the option and the date on which the Underlying Funds purchases an offsetting position.

•	Swaps Risk. The Underlying Funds’ use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and exposes the Underlying Funds to the risks associated with derivative instruments described above. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps are also subject to non-correlation risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Swaps may also be considered illiquid. It may not be possible for the Underlying Funds to liquidate a swap position at an advantageous time or price, which may result in significant losses.

•	Futures Risk. The Underlying Funds’ use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Underlying Funds. This risk could cause the Underlying Funds to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

DIFFICULTY IN LOCATING SUITABLE INVESTMENTS RISK. The success of an Underlying Fund will depend, in part, on the ability to identify and execute suitable investments that meet its investment objectives. The targeted asset classes are often limited in capacity or inconsistent in the supply of available opportunities. In addition, the market for attractive investment opportunities is highly competitive and the ability to execute at attractive prices and terms may deteriorate as new competitors enter the market. The investment process requires a substantial amount of upfront work and may involve a high degree of uncertainty around the ultimate execution of a deal. As a result of these factors, the Fund may hold elevated levels of cash or experience reduced returns on investments over time.

DISTRESSED OR DEFAULTED SECURITIES. Investments in defaulted securities and obligations of distressed issuers, including loans and other securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered highly speculative and can result in significant or even total losses. An Underlying Fund may suffer significant losses if the reorganization or restructuring is not completed as anticipated. Repayment of defaulted loans and other securities and obligations of distressed issuers is subject to significant uncertainties. In addition, the markets for distressed investment assets are frequently illiquid.

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to an Underlying Fund of the security in respect to which such distribution was made.

DUE DILIGENCE RISK. An Underlying Fund conducts, and may use third parties to conduct, due diligence on prospective investments. In conducting such due diligence, the investment professionals of the Underlying Manager, may use publicly available information as well as information from their relationships with former and current management teams, consultants, competitors and investment bankers. Such level of due diligence may not, however, reveal all matters and issues, material or otherwise, relating to prospective investments. In addition, an Underlying Manager may rely upon independent consultants in connection with its evaluation of proposed investments. There can be no assurance that these consultants will accurately evaluate such investments.

In evaluating and monitoring investments in Private Funds, the Investment Manager conducts due diligence covering, among other things, investment-related, operational, legal, and, as applicable, tax considerations associated with the prospective investment. Following an investment, the Investment Manager, as a fiduciary to the Fund, monitors the Fund’s Private Fund investments on an ongoing basis, to the extent practicable given the information made available to the Investment Manager by the applicable Underlying Manager. There can be no assurance, however, that the Investment Manager’s pre-investment due diligence or ongoing monitoring will identify all matters relevant to a Private Fund investment or that such monitoring will enable the Investment Manager to anticipate or mitigate adverse developments affecting a Private Fund.

EXPEDITED INVESTMENT DECISIONS RISK. Investment analyses and decisions may frequently be required to be undertaken on an expedited basis to take advantage of investment opportunities. In such cases, the information available may be more limited and there may be insufficient time available to complete typical due diligence processes, thereby potentially increasing the risk of an adverse investment result.

EXTENSION RISK. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down, because their interest rates are lower than the current interest rate and they remain outstanding longer.

FOREIGN CURRENCY RISK. Changes in foreign currency exchange rates may affect the value of instruments held by the Underlying Funds and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and, therefore, may affect the value of instruments denominated in such currencies, which means that the Underlying Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. An Underlying Fund may, but is not required to, elect for the Underlying Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. The Underlying Funds may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

FRAUD RISK. Of paramount concern in loan investments is the possibility of material misrepresentation or omission on the part of the borrower or loan seller. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans or may adversely affect the ability of an Underlying Fund to perfect or effectuate a lien on the collateral securing the loan. An Underlying Fund will rely upon the accuracy and completeness of representations made by borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness.

GENERAL CREDIT RISKS. The value of any underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. An investor could lose money if the issuer or guarantor of a fixed income security or the counterparty to a derivatives contract, repurchase agreement, or a loan of portfolio securities defaults or is unable or unwilling to make timely principal and/or interest payments or to otherwise honor its obligations. A downgrade of the credit of a security may also decrease its value.

HYBRID SECURITIES. Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or depositary instruments. The risks of investing in hybrid instruments reflects a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated in a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally-published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. At various times, benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Hybrid instruments may bear interest or pay preferred dividends at below-market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above-market rates but bear an increased risk of principal loss (or gain). Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and, therefore, the number of investors that are willing to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between an Underlying Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which an Underlying Fund would have to consider and monitor. Some hybrid instruments also may not be subject to regulation by the Commodities Futures Trading Commission, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

INFLATION RISK. If an Underlying Fund’s investments are unable to increase its revenue in times of higher inflation, its profitability may be adversely affected. An Underlying Fund’s investments may have revenues linked to some extent to inflation, including, without limitation, by government regulations and contractual arrangement. As inflation rises, such investments may earn more revenue but may incur higher expenses. As inflation declines, such investments may not be able to reduce expenses commensurate with any resulting reduction in revenue. There is a risk of a rise in real interest rates, which is likely to create higher financing costs and may reduce the amount of levered, after-tax cash flow generated by an Underlying Fund.

EXPENDITURE OF ADDITIONAL COSTS AND RESOURCES. The costs and resources required to investigate the commercial, tax and legal issues relating to Secondary Investments may be greater than those relating to primary investments.

INDEMNIFICATION OF PRIVATE FUNDS. The Underlying Managers of Private Funds often have broad indemnification rights and limitations on liability. The Fund may also agree to indemnify certain of the Underlying Funds and, subject to certain limitations imposed by the Investment Company Act and the Securities Act, their underlying managers from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the shares of the Private Funds. If the Fund were required to make such indemnification payments, or to return distributions previously received from an Underlying Fund in respect of any such indemnity, the Fund could be materially adversely affected.

INFRASTRUCTURE. The Underlying Funds may invest their assets in securities issued by companies in the infrastructure industry. Infrastructure companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown including surplus capacity, government budgetary constraints and other factors. Additionally, infrastructure companies may be subject to regulation by various governmental authorities and also may be affected by governmental regulation of rates charged to customers, service interruptions and/or legal challenges due to environmental, operational or other issues and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that publicly-funded infrastructure projects may be subject to the effects of public corruption resulting in delays and cost overruns. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment toward infrastructure and terrorist acts. Infrastructure securities may also be highly illiquid investments.

INTEREST RATE RISK. The Underlying Funds are subject to the risks of changes in interest rates. A decline in interest rates could reduce the amount of current income an Underlying Fund is able to achieve from interest on fixed income securities, investments in bank loans and participations, convertible debt and the proceeds of short sales. An increase in interest rates could reduce the value of any fixed income securities and convertible securities owned by an Underlying Fund. To the extent that the cash flow from a fixed income security is known in advance, the present value (i.e., discounted value) of that cash flow decreases as interest rates increase; to the extent that the cash flow is contingent, the dollar value of the payment may be linked to then prevailing interest rates. Moreover, the value of many fixed income securities depends on the shape of the yield curve, not just on a single interest rate. Thus, for example, a callable cash flow, the coupons of which depend on a short rate, may shorten (i.e., be called away) if the long rate decreases. In this way, such securities are exposed to the difference between long rates and short rates. An Underlying Fund may also invest in floating rate securities. The value of these investments is closely tied to the absolute levels of such rates, or the market’s perception of anticipated changes in those rates. This introduces additional risk factors related to the movements in specific interest rates that may be difficult or impossible to hedge, and that also interact in a complex fashion with prepayment risks. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities or other types of bonds to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.).

Longer-term inflationary pressure may result from the U.S. government’s fiscal policies, and an Underlying Fund may, in turn, experience rising interest rates, rather than falling rates, over its investment horizon. To the extent the Fund or an Underlying Fund borrows money to finance its investments, the Fund’s or Underlying Fund’s performance will depend, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. In periods of rising interest rates, the Fund’s cost of funds could increase. Adverse developments resulting from changes in interest rates could have a material adverse effect on the Fund’s or an Underlying Fund’s financial condition and results.

In addition, a decline in the prices of the debt the Fund or an Underlying Fund owns could adversely affect the Fund’s NAV. Changes in market interest rates could also affect the ability of operating companies to service their debt, which could materially impact investments in operating companies of the Fund or an Underlying Fund.

INVESTMENTS IN BANK LOANS AND PARTICIPATIONS. The special risks associated with investing in bank loans and participations include: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) environmental liabilities that may arise with respect to collateral securing the obligations; (iii) adverse consequences resulting from participating in such instruments with other institutions with lower credit quality; (iv) limitations on the ability of a fund to directly enforce any of its rights with respect to participations; and (v) generation of income that is subject to U.S. federal income taxation as income effectively connected with a U.S. trade or business. The Underlying Funds will attempt to balance the magnitude of these risks against the potential investment gain prior to entering into each such investment. Successful claims by third parties arising from these and other risks, absent bad faith, may be borne by the Underlying Funds.

Bank loans do not presently have the liquidity of conventional debt securities and are often subject to restrictions on resale. Due to the illiquidity of bank loans, the Underlying Funds may not be able to dispose of their investments in bank loans in a timely fashion and at a fair price, which could adversely affect the performance of the Fund or Underlying Funds. With respect to bank loans acquired as participations by the Underlying Funds, because the holder of a participation generally has no contractual relationship with a borrower, the Underlying Funds will have to rely upon a third party to pursue appropriate remedies against a borrower in the event of a default. As a result, the Underlying Funds may be subject to delays, expenses and risks that are greater than those that would be involved if the Underlying Fund could enforce its rights directly against a borrower or through the agent.

Furthermore, a borrower of a bank loan, in some cases, may prepay the bank loan. Prepayments could adversely affect the Underlying Fund’s interest income to the extent that the Underlying Fund is unable to reinvest promptly payments in bank loans or otherwise or if such prepayments were made during a period of declining interest rates.

INVESTMENTS IN EQUITY SECURITIES GENERALLY. The Underlying Funds may hold investments in equity securities and equity security-related derivatives. Investments in equity securities of small or medium-sized market capitalization companies will have more limited marketability than the securities of larger companies. In addition, securities of smaller companies may have greater price volatility. The value of these financial instruments generally will vary with the performance of the issuer and movements in the equity markets. As a result, an Underlying Fund may suffer losses if it invests in equity instruments of issuers whose performance diverges from the expectations or if equity markets generally move in a single direction, and an Underlying Fund has not hedged against such a general move. The Underlying Funds also may be exposed to risks that issuers will not fulfill contractual obligations such as, in the case of private placements, registering restricted securities for public resale. In addition, equity securities fluctuate in value in response to many factors, including the activities and financial condition of individual companies, geographic markets, industry market conditions, interest rates and general economic environments. Holders of equity securities may be wiped out or substantially reduced in value in a bankruptcy proceeding or corporate restructuring.

ISSUER RISK. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

LIMITED VOTING RIGHTS. Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default. Even in such cases, such rights may be limited to the terms of the debenture or other agreements.

LITIGATION AND COLLECTIONS COSTS RISK. Should an Underlying Fund need to collect on a defaulted loan, litigation could result. There is a high cost associated with any litigation and the results of litigation are always uncertain. Even before litigation is commenced, an Underlying Fund could experience substantial costs in trying to collect on defaulted investments, such as legal fees, collection agency fees, or discounts related to the assignment of a defaulted loan to a third party.

INVESTMENTS IN NON-VOTING SECURITIES. In order to avoid becoming subject to certain Investment Company Act prohibitions with respect to affiliated transactions, the Fund may limit its investments in an Underlying Fund to 5% of the voting securities of the Underlying Fund. This limitation on owning voting securities is intended to ensure that an Underlying Fund is not deemed an “affiliated person” of the Fund for purposes of the Investment Company Act, which may, among other things, potentially impose limits on transactions with the Underlying Funds, both by the Fund and other clients of the Investment Manager. To limit its voting interest in certain Private Funds, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in a Private Fund. Other accounts managed by the Investment Manager may also waive their voting rights in a particular Private Fund (for example, to facilitate investment in small Underlying Funds determined to be attractive by the Investment Manager). The Investment Manager will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested by the Fund and its other clients in the particular Private Fund. Rights may not be waived or contractually limited for a Private Fund that does not provide an ongoing ability for follow-on investment, such as a Private Fund having a single initial funding, closing or commitment, after which no new investment typically would occur. These voting waiver arrangements may increase the ability of the Fund and other clients of the Investment Manager to invest in certain Private Funds. However, to the extent the Fund contractually forgoes the right to vote the securities of a Private Fund, the Fund will not be able to vote on matters that require the approval of the interest holders of the Private Fund, including matters adverse to the Fund’s interests.

Although the Fund may hold non-voting interests, the Investment Company Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Underlying Fund in accordance with applicable regulatory requirements, as may be determined by the Fund in consultation with counsel. These restrictions could change from time to time as applicable rules or interpretations thereof are modified. There are also other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the Investment Company Act with respect to affiliated transactions could apply in some situations where the Fund owns less than 5% of the voting securities of an Underlying Fund. In these circumstances, transactions between the Fund and an Underlying Fund may, among other things, potentially be subject to the prohibitions relating to affiliates of Section 17 of the Investment Company Act notwithstanding that the Fund has entered into a voting waiver arrangement.

LACK OF INFORMATION CONCERNING UNDERLYING MANAGERS. The Investment Manager may not learn of significant structural events affecting an Underlying Manager, such as personnel changes, major asset withdrawals/redemptions or substantial capital growth, until after the fact. The Investment Manager will conduct a level of due diligence that it believes is adequate to select the appropriate Underlying Funds. However, due diligence is not infallible and may not uncover problems associated with a particular Underlying Fund, Underlying Manager, or those who provide accounting, audit, brokerage, custody or other services to the Underlying Fund. The Investment Manager may rely upon representations made by Underlying Managers and, if any representation is misleading, incomplete, or false, it may result in that selection of Underlying Managers that might otherwise have been eliminated from consideration had complete information been made available. Furthermore, there is no guarantee that information provided to the Investment Manager or the Fund’s administrator regarding an Underlying Fund will not be fraudulent, inaccurate or incomplete.

LEGAL AND REGULATORY JURISDICTION OF PRIVATE FUNDS. Private Funds may be organized under the laws of jurisdictions outside the United States, including jurisdictions that impose limited or no regulatory oversight, disclosure requirements, or investor protections comparable to those applicable to registered investment companies. The legal and regulatory regimes governing such jurisdictions may differ materially from those of the United States, including with respect to creditors’ rights, insolvency proceedings, enforcement of judgments, and the standard of care owed by a Private Fund’s general partner or manager. Changes in the laws or the regulatory or political environment of a Private Fund’s jurisdiction of organization could adversely affect the Private Fund’s operations or the Fund’s ability to enforce its rights as an investor, which in turn could adversely affect the Fund.

LEVERAGED BUYOUTS STRATEGY RISKS. Buyout transactions may result in new enterprises that are subject to extreme volatility, require time for maturity and may require additional capital. In addition, they frequently rely on borrowing significant amounts of capital, which can increase profit potential but at the same time increase the risk of loss. Leveraged companies may be subject to restrictive financial and operating covenants. The leverage may impair the ability of these companies to finance their future operations and capital needs. Also, their flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money was not used. Although these investments may offer the opportunity for significant gains, such buyout investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may not be as leveraged.

LEVERAGE RISK. Underlying Funds typically have the power to borrow funds and utilize leverage through various methods and may do so when deemed appropriate by the Underlying Manager, in order to make investments, to pay expenses and to satisfy withdrawals that would otherwise result in the premature liquidation of investments. Such leverage may be substantial. Underlying Funds may borrow funds from brokers, banks and other lenders with no limit on the amount of leverage that may be utilized. The use of leverage can dramatically magnify both gains and losses, increasing the possibility of a total loss of investment. The level of interest rates generally, and the rates at which the Fund and Underlying Funds can borrow in particular, can affect the operating results of their portfolios. Any restriction on the availability of credit from lenders could adversely affect the Underlying Funds', and thus the Fund's, performance.

LIMITATIONS ON ABILITY TO INVEST IN PRIVATE FUNDS. Certain Underlying Managers’ investment approaches can accommodate only a certain amount of capital. Underlying Managers typically endeavor not to undertake to manage more capital than their approach can accommodate without risking a potential deterioration in returns. Accordingly, each Underlying Manager has the right to refuse to manage some or all of the Fund’s assets that the Investment Manager may wish to allocate to such Underlying Manager. Further, continued sales of Shares would dilute the indirect participation of existing Shareholders with such Underlying Manager. In addition, it is expected that the Fund will be able to make investments in particular Private Funds only at certain times, and commitments to Private Funds may not be accepted, in part or in their entirety. As a result, the Fund may hold cash or invest any portion of its assets that is not invested in Private Funds in cash equivalents, short-term securities or money market securities pending investment in Private Funds. To the extent that the Fund’s assets are not invested in Private Funds, the Fund may be unable to meet its investment objective.

LIMITED SELECTIVITY WITH SECONDARY INVESTMENTS. Underlying Funds could purchase certain secondary investments as a group and the Underlying Funds may not be able to carve out from such purchases those investments that the Underlying Managers consider (for commercial, tax, legal, or other reasons) less attractive.

LIQUIDITY CONSTRAINTS OF UNDERLYING FUNDS. Since the Fund may make additional investments in or affect withdrawals from an illiquid Underlying Fund only at certain times pursuant to limitations set forth in the governing documents of the Underlying Fund, the Fund from time to time may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest and may have to borrow money to repurchase Shares. The redemption or withdrawal provisions regarding the Underlying Funds vary from fund to fund. Therefore, the Fund may not be able to withdraw its investment in an Underlying Fund promptly after it has made a decision to do so. Some Underlying Funds may impose early redemption fees while others may not. This may adversely affect the Fund’s investment return or increase the Fund’s expenses.

Underlying Funds may be permitted to redeem their shares in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest in an Underlying Fund, it may receive securities that are illiquid or difficult to value.  In these circumstances, the Investment Manager does not intend to distribute securities to Shareholders and, therefore, would seek to dispose of these securities in a manner that is in the best interests of the Fund.

LIQUIDITY RISK. Underlying Funds may invest in securities of any market capitalization and may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Underlying Fund’s ability to sell particular securities or close derivative positions at an advantageous price or in a timely manner. Further, the Underlying Funds may make investments that may become less liquid in response to market developments or geopolitical events such as sanctions, trading halts or wars, or adverse investor perceptions. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. In addition, it may be more difficult for the Underlying Funds to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. An Underlying Fund may purchase securities eligible for resale under Rule 144A under the Securities Act. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by an Underlying Fund, could affect adversely the marketability of certain Rule 144A securities, and an Underlying Fund might be unable to dispose of such securities promptly or at reasonable prices. To the extent that liquid Rule 144A securities held by an Underlying Fund become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the assets invested in illiquid assets would increase and the fair value of such investments may become not readily determinable. In addition, if for any reason an Underlying Fund is required to liquidate all or a portion of a portfolio quickly, such portfolio may realize significantly less than the fair value at which it previously recorded these investments. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over the counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale. The market prices, if any, for such illiquid investments tend to be volatile and may not be readily ascertainable and an Underlying Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. Because of valuation uncertainty, the fair values of such illiquid investments reflected in the NAV of Underlying Funds attributable to such investment may not necessarily reflect the prices that would actually be obtained by Underlying Funds when such investments are realized. If the realization occurs at a price that is significantly lower than the NAV attributable to such investment, the Fund will suffer a loss. Moreover, securities in which an Underlying Fund may invest include those that are not listed on a stock exchange or traded in an over-the-counter market. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. The size of an Underlying Fund’s position may magnify the effect of a decrease in market liquidity for such instruments. Changes in overall market leverage, deleveraging as a consequence of a decision by the counterparties with which an Underlying Fund enters into repurchase/reverse repurchase agreements or derivative transactions to reduce the level of leverage available, or the liquidation by other market participants of the same or similar positions, may also adversely affect an Underlying Fund’s portfolio.

In addition, Private Funds impose a variety of liquidity terms on their investors, including mandatory minimum holding periods, limitations or suspensions on withdrawals or redemptions, and the possibility of receiving distributions “in kind” (rather than in cash) in response to a redemption request. These liquidity terms vary from Private Fund to Private Fund and may be more restrictive than the liquidity terms applicable to the Fund’s Shares. As a result, the Fund may be unable to withdraw from a Private Fund investment, or may only be able to do so on unfavorable terms, notwithstanding the Fund’s own repurchase obligations to Shareholders. These liquidity terms could adversely affect the fees, performance, and liquidity of the Fund, including by requiring the Fund to hold larger cash reserves, to sell other, more liquid investments to fund Shareholder repurchases, or to accept illiquid in-kind distributions that the Fund may be unable to value or dispose of promptly.

LOW CREDIT QUALITY SECURITIES/HIGH YIELD SECURITIES. An Underlying Fund’s investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High yield securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities, and an Underlying Fund’s ability to achieve its investment objectives may, to the extent an Underlying Fund invests in below investment-grade securities, be more dependent upon the Underlying Manager’s credit analysis than would be the case if the Underlying Funds were investing in higher-quality securities. Below investment-grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities.

MEZZANINE DEBT. Mezzanine securities generally are rated below investment grade and frequently are unrated and present many of the same risks as senior loans, second lien loans and non-investment grade bonds. However, unlike senior loans and second lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled obligation after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be a highly illiquid investment. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.

MULTIPLE LEVELS OF FEES AND EXPENSES. Although in many cases investor access to the Underlying Funds may be limited or unavailable, an investor who meets the conditions imposed by an Underlying Fund may be able to invest directly with the Underlying Fund. By investing in Underlying Funds indirectly through the Fund, the investor bears asset-based fees and performance-based fees and allocations. Moreover, investors in the Fund bear a proportionate share of the fees and expenses of the Fund (including organizational and offering expenses not paid by the Investment Manager, operating costs, sales charges, brokerage transaction expenses, distribution fees, administrative and custody fees, and tender offer expenses) and, indirectly, similar expenses of the Underlying Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in an Underlying Fund directly or in a closed-end fund which did not utilize a “fund of funds” structure. Investors that invest in the Fund through financial advisers or intermediaries may also be subject to account fees or charges levied by such parties, and prospective investors should consult with their respective financial advisers or intermediaries regarding any such fees or charges.

Certain Underlying Funds, including Private Funds, may be subject to a performance-based fee or allocation. Accordingly, an Underlying Manager to such an Underlying Fund with positive performance may receive performance-based compensation from the Underlying Fund, and thus indirectly from the Fund and its Shareholders, even if the Fund’s overall performance is negative. Generally, fees payable to Underlying Managers of such Underlying Funds will range from 0.50% to 2.00% per annum of the Underlying Fund’s assets. In addition, certain Underlying Managers charge an incentive allocation or fee generally ranging from 10% to 20% of the Underlying Fund’s net profits, although it is possible that such ranges may be exceeded for certain Underlying Managers. The performance-based compensation received by an Underlying Manager also may create an incentive for that Underlying Manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based compensation. Such compensation may be based on calculations of realized and unrealized gains made by the Underlying Manager without independent oversight.

MULTI-STRATEGIES RISK. Multi-strategy portfolios seek to obtain a broad range of the various strategies discussed herein. As such, multi-strategy portfolios are subject to the risks and limitations of the various underlying strategies that they use. While a multi-strategy portfolio seeks to limit the losses due to any particular underlying strategy via diversification, certain underlying strategies can exhibit highly correlated losses during certain market periods.

NATURAL RESOURCES RISK. An Underlying Fund’s investments in natural resources securities involve risks. The market value of natural resources securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. There is the risk that an Underlying Funds will perform poorly during a downturn in the natural resource sector. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.

•	Agricultural Investments. Agricultural investments are subject to various risks, including adverse changes in national or international economic conditions, adverse local market conditions, adverse natural conditions, failure of irrigation or other mechanical systems used to cultivate the land, financial conditions of tenants, marketability of any particular kind of crop that may be influenced, among other things, by changing consumer tastes and preferences, import and export restrictions or tariffs, casualty or condemnation losses, government subsidy or production programs, buyers and sellers of properties, availability of excess supply of property relative to demand, changes in availability of debt financing, changes in interest rates, real estate tax rates and other operating expenses, environmental laws and regulations, energy prices, changes in the relative popularity of properties, risk due to dependence on cash flow, uninsurable losses and other factors which are beyond the control of an issuer or other investment vehicle. Many of these risks could cause the value of agriculture/farmland investments to decline and negatively affect the Underlying Funds’ returns.

•	Timber and Forestry. The timber and forestry industry is highly cyclical and the market value of companies engaged in the ownership, management or upstream supply chain of forests and timberlands is strongly affected by changes in international economic conditions, interest rates, weather cycles, changing demographics, environmental conditions and government regulations, among other factors. For example, the volume and value of timber that can be harvested from timberlands is limited by natural disasters and climate conditions. Many companies in the timber and forestry industry do not insure against damages to their timberlands. Companies in this industry are also subject to stringent federal, state and local environmental, health and safety laws and regulations.

•	Mineral and Metal Prices and Markets. The performance of an Underlying Fund investing in the minerals and metals sector will be affected significantly by the market prices of such minerals and metals. The world market prices of these commodities have fluctuated historically and will be affected by numerous factors beyond the control of the Underlying Funds investing in the minerals and metals sector or the companies in which they invest. A decline in the world market price of one or more of these commodities could adversely affect the financial performance of such Underlying Fund. While Underlying Funds investing in the minerals and metals sector or the companies in which they invest may enter into limited hedging arrangements to reduce exposure to the volatility of commodity market prices, such Underlying Funds or companies may choose not to do so. In addition, depending upon the terms of any such hedging arrangements, market conditions and other factors, such hedging arrangements, if entered into, could reduce the earnings or cash flow that such Underlying Funds or companies otherwise might realize or could result in losses.

NON-BANK LENDING. Underlying Funds may engage with a variety of U.S. and non-U.S. non-bank lenders, including but not limited to, providing senior credit facilities secured by their origination, investing in whole loans or pooled vehicles that hold their origination and taking equity warrants in the non-bank lender. Non-bank lenders pose unique risks relative to traditional banks, not the least of which is that they generally operate in a less regulated environment, which may result in weaker capitalization, less robust operational and risk controls, higher and more variable costs of capital and heightened legal and fraud risk. In addition, the regulatory requirements for non-bank lenders are variable across local and national jurisdictions and subject to sudden change in ways that may have a material adverse impact on their ability to continue to conduct business.

NON-U.S. INVESTMENTS. An Underlying Fund may invest in securities of non-U.S. companies and countries either directly or indirectly through Underlying Funds. Foreign obligations have risks not typically involved in domestic investments. Foreign investing can result in higher transaction and operating costs. In addition, foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. issuers are subject, and consequently, less information may be available to investors in companies located in such countries than is available to investors in companies located in the United States. The value of foreign investments may be affected by exchange control regulations; fluctuations in the rate of exchange between currencies and costs associated with currency conversions; the potential difficulty in repatriating funds; expropriation or nationalization of a company’s assets; delays in settlement of transactions; changes in governmental economic or monetary policies in the United States or abroad; or other political and economic factors.

Additionally, various countries have seen significant internal conflicts and, in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Underlying Funds’ investments.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict in Europe and the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect Underlying Funds’ investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Fund or Underlying Funds from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact an Underlying Fund’s ability to achieve its investment objectives, prevent an Underlying Fund from receiving payments otherwise due, increase diligence and other similar costs to an Underlying Fund, render valuation of affected investments challenging, or require an Underlying Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect an Underlying Fund’s performance with respect to such investments, and thus the Underlying Fund’s performance as a whole.

Securities of issuers in emerging and developing markets present risks not found in securities of issuers in more developed markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that Underlying Funds might not receive the proceeds of a sale of a security on a timely basis.

NEW UNDERLYING MANAGERS AND UNDERLYING FUNDS. Some Underlying Funds or Underlying Managers may be new or relatively new ventures and have little or no operating history upon which their performance can be evaluated.

NO REGISTRATION. Private Funds are not registered as investment companies under the Investment Company Act. The Investment Company Act is designed to afford various protections to investors in pooled investment vehicles, including limits on the amount of leverage a registered investment company may assume, restrictions on the layering of costs and fees, restrictions on transactions with affiliated persons, and a requirement that the investment company’s operations be supervised by a board of directors or trustees, a majority of whom are independent of management; most Private Funds are not subject to these protections. Accordingly, the provisions of the Investment Company Act, which, among other things, require investment companies to have securities held in custody at all times in segregated accounts and regulate the relationship between the investment company and its asset management, are not applicable to an investment in Private Funds. In addition, Private Funds generally are not obligated to disclose the contents of their portfolios. Although the Fund expects to receive information from each Underlying Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information. An Underlying Manager may use proprietary investment strategies that are not fully disclosed to its investors and may involve risks under some market conditions that are not anticipated by the Fund. In addition, while many Underlying Managers will register with the SEC and state agencies as a result of developments in certain laws, rules and regulations, some Underlying Managers may still be exempt from registration. In such cases, these Underlying Managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers, and, as an indirect investor in Private Funds managed by such Underlying Managers, the Fund will not have the benefit of certain protections of the Investment Advisers Act of 1940, as amended. Similarly, while many Underlying Managers will register as commodity pool operators under the Commodity Exchange Act, other Underlying Managers will be exempt from registration and will not be subject to various disclosure requirements and rules that would apply to registered commodity pool operators.

OTHER CLIENTS OF UNDERLYING MANAGERS. The Underlying Managers of the Underlying Funds in which the Fund invests have responsibility for investing the assets of such Underlying Funds. The Underlying Managers typically also manage other accounts (including other accounts in which the Underlying Managers may have an interest) and may have financial and other incentives to favor such accounts over the Underlying Fund (and thus, the Fund as an investor in the Underlying Fund). In investing on behalf of other clients, as well as the Fund, Underlying Managers must allocate their resources, as well as limited market opportunities. Doing so not only could increase the level of competition for the same trades that otherwise might be made for the Underlying Fund, including the priorities of order entry, but also could make it difficult or impossible to take or liquidate a particular position at a price indicated by an Underlying Fund's strategy.

OTHER INVESTMENT COMPANIES. The Fund will invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and permissible under the Investment Company Act. Under one provision of the Investment Company Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. In some instances, the Fund may invest in an investment company in excess of these limits. For example, the Fund may invest in other registered investment companies, such as closed-end funds and ETFs, in excess of the statutory limits imposed by the Investment Company Act in reliance on Rule 12d1-4 under the Investment Company Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the Underlying Fund. Accordingly, if the Fund serves as an “underlying fund” to another investment company, the Fund’s ability to invest in other investment companies, Private Funds and other investment vehicles may be limited and, under these circumstances, the Fund’s investments in other investment companies, Private Funds and other investment vehicles will be consistent with applicable law and/or exemptive relief obtained from the SEC.

PIK INTEREST. To the extent that an Underlying Fund invests in loans with a payment in kind (“PIK”) interest component and the accretion of PIK interest constitutes a portion of the Underlying Fund’s income, the Underlying Fund will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following: (i) loans with a PIK interest component may have higher interest rates that reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans; (ii) loans with a PIK interest component may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (iii) the deferral of PIK interest increases the loan-to-value ratio, which is a fundamental measure of loan risk; and (iv) even if the accounting conditions for PIK interest accrual are met, the borrower could still default when the borrower’s actual payment is due at the maturity of the loan.

PREPAYMENT OR CALL RISK. Many issuers have a right to prepay their debt securities. If interest rates fall, an issuer may exercise this right. In that event, the security holder will not benefit from the rise in market price that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

PRIVATE EQUITY INVESTMENTS. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although an Underlying Fund may also co-invest directly in an operating company. The investments held by private equity funds involve the same types of risks associated with an investment in any operating company. However, securities of private equity funds, as well as the underlying companies these funds invest in, tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

PRIVATE FUNDS ARE GENERALLY NON-DIVERSIFIED. While there are no regulatory requirements that the investments of the Private Funds be diversified, some Private Funds may undertake to comply with certain investment concentration limits. Private Funds may at certain times hold large positions in a relatively limited number of investments. Private Funds may target or concentrate their investments in particular markets, sectors or industries. Private Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings. As a result, the NAV of such Private Funds may be subject to greater volatility than those of investment companies that are subject to diversification requirements, which may negatively impact the NAV of the Fund.

PRIVATE FUNDS’ UNDERLYING INVESTMENTS. The investments made by the Private Funds will entail a high degree of risk and, in most cases, will be highly illiquid and difficult to value. Unless and until those investments are sold or mature into marketable securities, they will remain illiquid. Companies in which a Private Fund invests may face intense competition, including competition from companies with far greater financial resources and more extensive research, development, technological, marketing and other capabilities. An Underlying Manager may focus on a particular industry, sector, country or geographic region, which may subject the applicable Private Fund, and thus the Fund, to greater risk and volatility than if investments had been made across a broader range of industries or geographic regions. The Fund will not obtain or seek to obtain any control over the management of any portfolio company in which a Private Fund may invest, and the success of each such investment will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.

PRIVATE MARKETS RISK. The securities in which an Underlying Fund may invest include privately issued securities of both public and private companies. Private securities have additional risk considerations than investments in comparable public investments. Whenever an Underlying Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Underlying Manager’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain private securities may be illiquid. Because there is often no readily available trading market for private securities, the Underlying Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Subscriptions to purchase the securities of Private Funds are typically subject to restrictions or delays, and the Fund may not be able to dispose of Private Fund interests that it has purchased in a timely manner. If adverse market conditions were to develop during any period in which the Fund is unable to sell such interests, the Fund might obtain a less favorable price than that which prevailed when it acquired or subscribed for such interests, which may negatively impact the NAV of the Fund. Private securities that are debt securities generally are of below-investment grade quality, frequently are unrated and present many of the same risks as investing in below-investment grade public debt securities. Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.

REAL ESTATE RELATED RISK. The main risk of real estate related investments is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. If an Underlying Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Underlying Fund will be particularly subject to the risks associated with that area or property type. The Underlying Funds may invest in a wide array of real estate exposures that involve equity or equity-like risk in the underlying properties. Real estate historically has experienced significant fluctuation and cycles in value, and specific market conditions may result in a permanent reduction in value. The value of the real estate will depend on many factors beyond the control of the general partner, including, without limitation: changes in general economic or local conditions; changes in supply of or demand for competing properties in an area (as a result, for instance, of over-building); changes in interest rates; the promulgation and enforcement of governmental regulations relating to land use and zoning restrictions, environmental protection and occupational safety; unavailability of mortgage funds which may render the construction, leasing, sale or refinancing of a property difficult; the financial condition of borrowers and of tenants, buyers and sellers of property; changes in real estate tax rates and other operating expenses; the imposition of rent controls; energy and supply shortages; various uninsured or uninsurable risks; the increasing cost of insurance and the potential inability to obtain insurance; and natural disasters.

The Underlying Funds may engage in real estate lending. The Underlying Funds’ performance with respect to real estate lending will depend on the ability of its borrowers to repay their loans. In turn, the Underlying Funds’ borrowers are subject to local, regional, and national real estate market and economic conditions beyond their control and beyond the control of Underlying Funds. Such risks include, but are not limited to the risks associated with the general economic climate, local real estate conditions (including the availability of excess supply of properties relative to demand), demographic changes, changes in the availability of financing, credit risk arising from the financial condition of tenants, buyers, and sellers of properties, geographic market concentration, competition from other space, vacancy, tenant defaults, construction related risks, condemnation, taxes, government regulations (such as changes in regulations governing land usage, improvements, zoning, and environmental issues), natural and man-made disasters, liability arising out of the presence of certain construction materials, uninsurable losses, and fluctuations in interest rates. The Underlying Funds intend to lend to borrowers who own a variety of types of property, including office property, industrial property, retail property, multifamily property and mixed-use property. The foregoing real estate risks may be more prevalent or pronounced in one or more of these property types from time to time.

Investments in real estate debt involve many unique risks. For example, debt instruments may be “non-recourse” loans where the sole recourse for the repayment will be the underlying real estate-related asset. As a result, the ability of obligors to make payments is dependent upon the underlying real estate related asset rather than upon the existence of independent income or assets of such obligors or any parent guarantees. These debt securities and instruments may be subject to early redemption features, refinancing options, pre-payment options or similar provisions which, in each case, could result in obligors of such securities or loans repaying principal earlier than expected, resulting in a lower return to the Underlying Funds than projected (even taking into consideration any make-whole or similar feature). In addition, certain of these debt securities and instruments may be structured so that all or a substantial portion of the principal will not be paid until maturity, which increases the risk of default at that time.

The Underlying Funds face substantial competition from other lenders. Real estate lending is a highly competitive business. The Underlying Funds will be competing for business against other lenders, including traditional institutional lenders, other real estate lending funds, individual lenders, and other so-called private lenders. If the Underlying Funds fail to source an adequate number of secured real estate loans in the face of such competition, it may be unable to accumulate a substantial enough loan portfolio to support its financial objectives.

The Underlying Funds may also invest in REITs, which are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Underlying Funds will bear their proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents, are generally affected by changes in the values of and incomes from the properties they own. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and investments in mortgage-related investments.

Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors. REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the IRC, or their failure to maintain an exemption from registration under the Investment Company Act. By investing in REITs indirectly through the Underlying Funds, a shareholder bears not only a proportionate share of the expenses of the Underlying Funds, but also may indirectly bear similar expenses of some of the REITs in which it invests.

REINSURANCE-RELATED SECURITIES. The principal risk of an investment in a reinsurance-related security is that a triggering event—for example, (i) a natural event, such as a hurricane, tornado or earthquake of a particular size/magnitude in a designated geographic area, or (ii) a non-natural event, such as a large aviation disaster—will occur and an Underlying Fund will lose all or a significant portion of the principal it has invested in the security and the right to additional interest payments with respect to the security. If multiple triggering events occur that impact a significant portion of the portfolio of an Underlying Fund, the Underlying Fund could suffer substantial losses and an investor will lose money. There is inherent uncertainty as to whether, when or where such events will occur. There is no way to accurately predict whether a triggering event will occur and, because of this significant uncertainty, reinsurance-related securities carry a high degree of risk.

Catastrophe bonds carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, an Underlying Fund may lose a portion or all of its investment in such security, including accrued interest and/or principal invested in such security. Such losses may be substantial. Because catastrophe bonds cover “catastrophic” events that, if they occur, will result in significant losses, catastrophe bonds carry a high degree of risk of loss and are considered “high yield” or “junk bonds.” The rating, if any, primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Thus, lower-rated bonds have a greater likelihood of a triggering event occurring and loss to an Underlying Fund. Catastrophe bonds are also subject to extension risk. The sponsor of such an investment might have the right to extend the maturity of the bond or note to verify that the trigger event did occur or to process and audit insurance claims. The typical duration of mandatory and optional extensions of maturity for reinsurance-related securities currently is between three months to two years. In certain circumstances, the extension may exceed two years. An extension to verify the potential occurrence of a trigger event will reduce the value of the bond or note due to the uncertainty of the occurrence of the trigger event and will hinder the Underlying Fund’s ability to sell the bond or note. Even if it is determined that the trigger event did not occur, such an extension will delay the Underlying Fund’s receipt of the bond’s or note’s principal and prevent the reinvestment of such proceeds in other, potentially higher yielding securities. As a relatively new type of financial instrument, there is limited trading history for these securities, and in certain instances there may be a limited or no active trading market, which may impair the ability of an Underlying Fund to realize full value in the event of the need to liquidate such assets.

REINVESTMENT RISK. Income from an Underlying Fund’s portfolio will decline if and when an Underlying Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing an Underlying Fund to reinvest the proceeds in lower-yielding securities. A decline in income received by an Underlying Fund from its investments is likely to have a negative effect on the market price, NAV, and/or overall return of the Fund.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. The Underlying Funds may enter into repurchase and reverse repurchase agreements. When a fund enters into a repurchase agreement, it “sells” securities to a broker-dealer or financial institution, and agrees to repurchase such securities on a mutually agreed date for the price paid by the broker-dealer or financial institution, plus interest at a negotiated rate. In a reverse repurchase transaction, a fund “buys” securities issued from a broker-dealer or financial institution, subject to the obligation of the broker-dealer or financial institution to repurchase such securities at the price paid by the fund, plus interest at a negotiated rate. The use of repurchase and reverse repurchase agreements by a fund involves certain risks. For example, if the seller of securities to a fund under a reverse repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund’s ability to dispose of the underlying securities may be restricted. It is possible, in a bankruptcy or liquidation scenario, that the fund may not be able to substantiate its interest in the underlying securities. Finally, if a seller defaults on its obligation to repurchase securities under a reverse repurchase agreement, the fund may suffer a loss to the extent that it is forced to liquidate its position in the market, and proceeds from the sale of the underlying securities are less than the repurchase price agreed to by the defaulting seller. Similar elements of risk arise in the event of the bankruptcy or insolvency of the buyer.

RESTRICTED SECURITIES. An Underlying Fund may invest in restricted securities, primarily through direct placements. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale, which may make it more difficult to value them, may limit an Underlying Fund’s ability to dispose of them, and may lower the amount an Underlying Fund could realize upon their sale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. As discussed further below, this lack of liquidity creates special risks. However, an Underlying Fund could sell such securities in privately negotiated transactions with a limited number of purchasers or in public offerings under the Securities Act. Convertible subordinated units of master limited partnerships convert to publicly-traded common units upon the passage of time and/or satisfaction of certain financial tests. Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, convertible subordinated units typically are exchanged for common shares. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act, an Underlying Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by an Underlying Fund with the issuer at the time an Underlying Fund buys the securities. When an Underlying Fund must arrange registration in order to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that an Underlying Fund could sell it. An Underlying Fund would bear the risks of any downward price fluctuation during that period.

PURCHASES OF SECONDARY INVESTMENTS BASED ON AVAILABLE INFORMATION. The overall performance of the Fund's secondary investments will depend in large part on the acquisition price paid for such secondary investments, which may be negotiated based on incomplete or imperfect information.

RISKS RELATING TO SECONDARY INVESTMENTS INVOLVING SYNDICATES. The Fund may acquire secondary investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including (among other things): (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member and (iv) execution risk. A purchasing syndicate is a group of investors who work together to buy secondary investments, sharing the costs and benefits.

SECONDARY INVESTMENTS – ADMISSION AS A PARTNER. Admission as a partner or member to a Private Fund typically requires the approval of such Private Fund's general partner or managing member. There can be no assurances that admission would be granted in connection with a secondary investment. In such situation, the Fund would have (i) a non-voting economic interest in the Private Fund; (ii) limited, if any, access to Private Fund information; and (iii) limited, if any, ability to enforce the Fund's rights as an investor.

SECONDARY INVESTMENTS PURCHASED AT A NEGOTIATED DISCOUNT. Secondary investments purchased at a discount will be marked up to the most recent NAV reported by the applicable third-party fund manager when the Fund next determines its NAV, but only to the extent that the acquisition price is no longer representative of the determinable fair value of the investment, which would justify the use of NAV as a practical expedient for fair value in accordance with applicable accounting standards. Such mark-ups, to the extent applicable, would result in an unrealized gain that will increase the Fund’s NAV and performance by the difference between the most recent NAV reported by the third-party fund manager and the negotiated purchase price. To the extent such mark-ups increase the Fund’s NAV, the Investment Manager will benefit through an increase in the Investment Management Fee, which is calculated as a percentage of the Fund’s net assets. Risks associated with the third-party fund manager’s reported valuations are included in “INVESTMENT-RELATED RISKS – RISKS OF UNDERLYING FUNDS” beginning on page 16 of this Prospectus. To the extent any gains on the secondary investment, including the gains resulting from negotiated purchases at a discount, are realized, the tax impact to shareholders is disclosed in “TAXES” beginning on page 50 of this Prospectus.

SECURED AND FIRST-LIEN LOAN RISK. The Underlying Funds may invest in secured bank loans and participations, which include first-lien instruments. Secured debt in many instances is fully collateralized by assets of the borrower. Thus, it is generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trader creditors, and preferred or common stockholders. However, there is a risk that the collateral securing the Underlying Fund’s loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon market conditions. Additionally, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. In some circumstances, an Underlying Fund’s security interest could be subordinated to claims of other creditors. In addition, any deterioration in a borrower’s financial condition and prospects may result in the deterioration in the value of the related collateral. Consequently, the fact that debt is secured does not guarantee that an Underlying Fund will receive principal and interest payments according to the investment terms or at all, or an Underlying Fund will be able to collect on the investment should the Underlying Fund be forced to enforce its remedies.

SERVICER RISK. The Underlying Funds may rely upon third-party loan or asset servicers, who among other duties, play a critical role in collecting, processing and accounting for payments as well as engage in efforts to repair or collect on delinquent or non-performing borrowers. As such, an Underlying Fund’s investments may be adversely affected by the inability of such servicers to perform their duties in a satisfactory manner, or if the servicer becomes unwilling or unable to continue to provide such services. In an event that the servicer is unable to service the loans, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund or an Underlying Fund in respect of its investments or increase the costs associated with the Fund’s or an Underlying Fund’s investments.

SHORT POSITIONS. Short positions may comprise a small portion of any Underlying Fund’s investments and, therefore, of the Fund’s overall portfolio. In short selling, the Underlying Funds will sell securities it does not own by borrowing such securities from a third party, such as a broker-dealer. The Underlying Funds are required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow a security, the Underlying Funds also may be required to pay a premium, which would increase the cost of the security sold. Short positions may be held for both profit opportunities and for hedging purposes.

SOFR RISK. The Secured Overnight Financing Rate (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from London Interbank Offered Rate (“LIBOR”). LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, including following the discontinuation of LIBOR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

SPECIALTY FINANCE. The Underlying Funds may arrange credit facilities with other lenders, fund managers and originators of risk assets. The Underlying Funds may also invest in other funds that focus on similar specialty finance transactions. Specialty finance investments can take form in a wide variety of forms, structures and terms. In general, the debt financing is typically arranged in the form of a senior secured credit facility and provided on the basis of pre-defined parameters and limitations on the types of loans or investments it can be used to fund. In certain cases, the Underlying Funds will be directly exposed to the credit risk of the borrower’s balance sheet, however this risk is typically mitigated by the senior position of the facility and therefore any losses are first borne by the borrower. In addition, the facility is secured by the underlying collateral, which are typically diversified pools of assets. In an event of default, the Underlying Funds may incur additional expenses and may rely on the collection efforts of the Underlying Managers. Terms of the facility may vary but are typically commitments of a few years in duration or less. There is no reliable secondary market to liquidate the exposures in advance of the maturity date.

SPECIAL SITUATIONS RISK. The special situations strategies invest in companies that may be in transition, out of favor, financially leveraged, stressed or distressed, or potentially troubled and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These companies may be experiencing, or are expected to experience, financial difficulties that may never be overcome. The securities of such companies are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. Underlying Funds may also make direct or indirect investments in mezzanine debt. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine debt ranks senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions.

SOLE PRINCIPAL OR PORTFOLIO MANAGER. Some of the Underlying Managers to which the Fund may allocate capital may consist of only one or a limited number of principals, portfolio managers and other key employees. If the services of any of such principals or employees became unavailable (for example, by reason of death, disability, severance or retirement), the Underlying Fund, and thus the Fund, could sustain losses.

SPREAD RISK. Wider credit spreads and decreasing market values typically represent a deterioration of the debt security’s credit soundness and a perceived greater likelihood or risk of default by the issuer.

STRUCTURED CREDIT SECURITIES. Structured credit securities consist of investments in synthetic instruments such as collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”), and collateralized bond obligations (“CBOs”) that create varying economic return streams from a common underlying pool of assets. Typically, the structured credit security has a first-loss equity tranche and one or more senior tranches. The value of the investment owned by an Underlying Fund generally will fluctuate with, among other things, the financial condition of the obligors or issuers of the underlying portfolio of assets, general economic conditions, the condition of certain financial markets, political events, developments or trends in any particular industry and changes in prevailing interest rates. Consequently, holders of the structured credit instrument must rely solely on distributions on the collateral or proceeds thereof for payment in respect thereof. If distributions on the collateral are insufficient to make payments to the instrument’s investors, no other assets will be available for payment of the deficiency and following the sale of the collateral, the obligations of such issuer to pay such deficiency generally will be extinguished.

Issuers of structured securities will sometimes acquire interests in loans and other debt obligations by way of sale, assignment or participation. The purchaser of an assignment typically becomes a lender under the credit agreement with respect to the loan or debt obligation; however, its rights can be more restricted than those of the assigning institution. In purchasing participations, an issuer of structured securities will usually have a contractual relationship only with the selling institution, and not the borrower. The structured security generally will have neither the right directly to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, nor have the right to object to certain changes to the loan agreement agreed to by the selling institution. The structured security may not directly benefit from the collateral supporting the related loan and may be subject to any rights of set-off the borrower has against the selling institution. In addition, in the event of the insolvency of the selling institution, under the laws of the United States and the states thereof, the structured security may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the loan. Consequently, the structured security may be subject to the credit risk of the selling institution as well as of the borrower.

SUBORDINATED AND SECOND-LIEN LOANS. The Underlying Funds may invest in secured subordinated loans, including second-lien loans. Second-lien loans are generally second in line in terms of repayment priority. A second-lien loan may have a claim on the same collateral pool as the first-lien or it may be secured by a separate set of assets. Second-lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third- or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market, liquidity, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

TAX CONSIDERATIONS RELATING TO PRIVATE FUND INVESTMENTS. Certain Private Funds in which the Fund invests may generate income that does not constitute “qualifying income” for purposes of the Fund’s qualification as a RIC under Subchapter M of the Code. If the Fund were to receive a significant amount of non-qualifying income from its investments in Private Funds, the Fund’s ability to satisfy the income and other requirements necessary to qualify and be eligible for treatment as a RIC could be adversely affected. In addition, because the Fund generally will have limited visibility into a Private Fund’s investment activities and the tax character of a Private Fund’s income prior to receiving reporting from the Private Fund, the Fund may not know, until after the fact, whether income received from a Private Fund investment jeopardizes the Fund’s RIC qualification. See “NON-QUALIFICATION AS A RIC” above and “TAXES” in this Prospectus.

UNITRANCHE LOANS RISK. The Underlying Funds may invest in unitranche loans, which are loans that combine both senior and subordinated debt, generally in a first-lien position. Because unitranche loans combine characteristics of senior and subordinated debt, they have risks similar to the risks associated with secured debt and subordinated debt according to the combination of loan characteristics of the unitranche loan. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term and there is a heightened risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity.

U.S. GOVERNMENT SECURITIES. Some obligations issued or guaranteed by U.S. Government agencies, instrumentalities or U.S. Government sponsored enterprises (“GSEs”), including, for example, pass-through certificates issued by Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies or GSEs, such as securities issued by Fannie Mae or Freddie Mac, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency or GSE, while other obligations issued by or guaranteed by federal agencies or GSEs, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, uncertainty regarding the status of the statutory debt ceiling could increase the risk that the U.S. Government may default on payments of certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various types of debt instruments, which may adversely affect an Underlying Fund.

TERMINATION OF THE FUND’S INTEREST IN A PRIVATE FUND. Subject to the terms of its limited partnership agreement and related formation documents, a Private Fund could, among other things, terminate the Fund's interest in that Private Fund (causing a forfeiture of all or a portion of such interest) if the Fund fails to timely satisfy any capital call by that Private Fund or if the continued participation of the Fund in the Private Fund would have a material adverse effect on the Private Fund or its assets.

UNDERLYING MANAGERS INVEST INDEPENDENTLY. The Underlying Managers generally invest wholly independently of one another and may at times hold economically offsetting positions. In addition, Underlying Managers may work with other Underlying Managers to invest collectively in the same underlying company, which could result in increased concentration risk where multiple Underlying Funds in the Fund’s portfolio each invest in a particular underlying company. To the extent that the Underlying Funds do, in fact, hold such offsetting positions, the Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. Furthermore, it is possible that from time to time, various Underlying Funds selected by the Investment Manager may be competing with each other for the same positions in one or more markets. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

UNDERLYING MANAGER’S MISCONDUCT OR BAD JUDGEMENT. The Fund ordinarily will not have custody or control over the assets it allocates to Underlying Funds. As a result, it will be difficult, and likely impossible, for the Investment Manager to protect the Fund from the risk of Underlying Manager fraud, misrepresentation or simple bad judgment in those circumstances. Among other things, an Underlying Manager could divert or abscond with the assets allocated to it, fail to follow its stated investment strategy and restrictions, issue false reports or engage in other misconduct. This could result in serious losses to the Fund.

VALUATION OF UNDERLYING FUNDS. Although the Investment Manager reviews the valuation procedures used by all Underlying Managers to Private Funds, neither the Investment Manager nor the Administrator can confirm or review the accuracy of valuations provided by Underlying Funds or their administrators. A majority of the securities in which the Private Funds invest will not have a readily ascertainable market price and will be valued by the applicable Underlying Manager. An Underlying Manager may face a conflict of interest in valuing such securities since their values will affect the Underlying Manager’s compensation or its ability to raise additional capital. No assurance can be given regarding the valuation methodology or the sufficiency of the systems utilized by any Underlying Fund, the accuracy of the valuations provided by the Underlying Funds, that the Underlying Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that such policies, procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove, in hindsight, to have been wrong, potentially by significant amounts.

The Board has approved the valuation procedures for the Fund and has delegated day-to-day valuation and pricing responsibility for the Fund to the Investment Manager, as the valuation designee, subject to the oversight of the Board. The Investment Manager may face conflicts of interest in overseeing the valuation of the Fund’s investments, as the value of such investments will affect the Investment Manager’s compensation. Although the Investment Manager will periodically review Underlying Managers’ valuation methods and inputs, including at initial purchase, no assurance can be given regarding the valuation methods or the sufficiency of the inputs utilized by Underlying Managers. An Underlying Manager’s information could be inaccurate due to fraudulent activity, misevaluation or inadvertent error, and the Fund may not uncover such errors for a significant period of time.

If an Underlying Manager’s valuations are consistently delayed or inaccurate, the Investment Manager generally will consider whether the Private Fund continues to be an appropriate investment for the Fund. The Fund may be unable to sell interests in such a Private Fund quickly and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, such interests would continue to be valued without the benefit of the Underlying Manager’s valuations, and the Investment Manager may determine to discount the value of the interests or value them at zero, if deemed to be the fair value of such holding. Revisions to the Fund’s gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of Private Funds are completed.

VENTURE CAPITAL RISK. Investments in venture capital are speculative and involve a high degree of risk. Portfolio companies are typically early-stage businesses with limited operating histories, unproven business models, and uncertain paths to profitability, and many may fail entirely. Securities of private companies are illiquid, difficult to value, and may not be sold or disposed of readily, which can delay or prevent realization of returns. Market, regulatory, and competitive factors can materially affect investment outcomes, and investors should expect a long holding period before any liquidity events occur. As a result, an investment in the Fund should be considered only by investors who can withstand the loss of their entire commitment.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. Underlying Funds may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by an Underlying Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Underlying Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Underlying Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions, if effected by the Fund, will be subject to the Fund’s limitation on indebtedness unless, at the time the transaction is entered into, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Underlying Manager on a forward basis will not honor its purchase obligation. In such cases, an Underlying Fund may incur a loss.

WIDE INVESTMENT DISCRETION. The governing documents of the Private Funds in which the Fund invests typically will not impose significant restrictions on the manner in which the Underlying Manager of such Private Fund could invest and trade for such fund, and often will permit the Underlying Managers to invest and trade in a broad range of securities and other financial instruments. As a result, the Underlying Managers used by the Fund may from time to time modify their investment strategies in response to changing market conditions, in some cases without notice to the Fund. Any such modification could involve changes in the types of securities and other instruments an Underlying Manager uses to implement its strategy, as well as changes in the markets in which such securities and other instruments trade. There can be no assurance that any such modification would be successful or not result in losses to the Fund.

Potential Future Conversion to an Interval Fund. In the future, the Fund may determine to adopt a policy in reliance on Rule 23c-3 under the Investment Company Act and convert to an interval fund. The Fund currently expects to provide liquidity to Shareholders through semi-annual repurchase offers of up to 5% of the Fund’s net assets, subject to approval by the Board, conducted in accordance with Rule 13e-4 under the Exchange Act. The Fund is seeking to determine whether operating as an “interval fund” in reliance on Rule 23c-3 would be feasible from an operational perspective. If the Fund were to adopt a fundamental policy to operate as an interval fund in the future, however, then the Fund would be required to make periodic repurchase offers at the Fund’s stated periodic interval to repurchase between 5% and 25% of its outstanding Shares at net asset value, pursuant to Rule 23c-3 under the Investment Company Act. Interval funds also are subject to specific liquidity requirements under Rule 23c-3, which require an interval fund to maintain assets equal to 100% of a repurchase offer amount that can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a repurchase request deadline and the repurchase pricing date, or of assets that mature by the next repurchase payment deadline, from the time the Fund sends a notification of a repurchase offer to shareholders until the repurchase pricing date. Notwithstanding these liquidity requirements under Rule 23c-3, however, interval funds are not subject to Rule 22e-4 under the Investment Company Act and therefore do not implement liquidity risk management programs under such rule that apply to mutual funds. There is currently no timeline for an adoption of a fundamental policy to operate as an interval fund. If the Fund determines to adopt such a fundamental policy in the future, however, then it would notify Shareholders in advance. The likelihood of whether the Fund adopts a fundamental policy to operate as an interval fund is not known at this time and will depend on a continuing evaluation of its feasibility from an operational perspective.

* * *

LIMITS OF RISK DISCLOSURES. The discussions of the various risks, and the related discussion of risks here and in the SAI, that are associated with the Fund or Underlying Funds and its Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objectives.

MANAGEMENT OF THE FUND

THE BOARD OF TRUSTEES. The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Shareholders. A majority of the Board is and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”). To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of such Board, or service providers. See “BOARD OF TRUSTEES AND OFFICERS” in the Fund’s SAI for the identities of the Trustees and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

THE INVESTMENT MANAGER. A-Linx Advisors, LLC serves as the investment adviser (the “Investment Manager”) of the Fund and will be responsible for determining and implementing the Fund’s overall investment strategy, including direct investments. The Investment Manager is an investment adviser registered with the SEC under the Advisers Act. As of [  ], the Investment Manager and its affiliates had assets under management of approximately $[  ].

The Investment Manager and its affiliates may serve as investment managers to other funds that have investment programs that are similar to the investment program of the Fund, and the Investment Manager or one of its affiliates may in the future serve as the investment manager or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund. See “CONFLICTS OF INTEREST.”

PORTFOLIO MANAGERS. The personnel of the Investment Manager who currently have primary responsibility for management of the Fund (the “Portfolio Managers”) are as follows:

Eric Hough – Eric Hough is the founder and Chief Investment Officer for A-Linx Advisors, LLC, an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, in [ ], 2026. Eric also serves as Director of Asset Management with Great Valley Advisor Group (“Great Valley”), an investment adviser registered with the SEC, from 2025, specializing in alternative investments. In this role with Great Valley, Eric oversees portfolio strategy, manages fund investments, and builds lasting investor relationships. In 2019, Eric founded Scire Capital Partners LLC, a registered investment adviser focused on delivering customized investment solutions for high-net-worth families. Eric began his 15-year Wall Street career at Credit Suisse Securities USA (“Credit Suisse”), where he served as a portfolio manager in Credit Suisse’s internal multi-manager hedge fund division, systematic strategies group. At Credit Suisse, he successfully managed a $4 billion index arbitrage strategy and a $100 million long-short event-driven opportunistic portfolio. Eric earned his Bachelor of Science in Finance, magna cum laude, from Providence College in 2002.

See “INVESTMENT MANAGEMENT AND OTHER SERVICES” in the Fund’s SAI for additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of Shares.

THE INVESTMENT MANAGEMENT AGREEMENT. The Investment Management Agreement between the Investment Manager and the Fund became effective as of [  ], 2026, and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) a vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) a vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “VOTING.” The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act), and is terminable by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund at any time without penalty upon sixty (60) days’ written notice to the Investment Manager. The Investment Manager may terminate the Investment Management Agreement at any time without penalty upon sixty (60) days’ written notice to the Fund. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s first annual or semi-annual report to Shareholders.

[The Investment Management Agreement provides that, the Investment Manager will not be liable in any way for any default, failure or defect in any of the securities comprising the Fund’s portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the Investment Management Agreement. However, the Investment Manager shall be liable to the Fund for any loss, damage, claim, cost, charge, expense or liability resulting from the Investment Manager’s willful misconduct, bad faith or gross negligence or disregard by the Investment Manager of the Investment Manager’s duties or standard of care, diligence and skill set forth in the Investment Management Agreement or a material breach or default of the Investment Manager’s obligations under the Investment Management Agreement.]

INVESTMENT MANAGEMENT FEE

The Fund pays the Investment Manager a management fee (the “Investment Management Fee”) at an annual rate of 1.00%, calculated monthly and payable quarterly in arrears based upon the Fund’s net assets as of month-end. Net assets mean the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund. Compensation is paid to the Investment Manager before giving effect to any repurchase of any Shares in the Fund effective as of that date.

DISTRIBUTOR

Distribution Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the Shares of the Fund and is located at 190 Middle Street, Suite 301, Portland, ME 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Under a Distribution Agreement with the Fund, the Distributor acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund. The Distributor continually distributes Shares of the Fund on a best-efforts basis. The Distributor has no obligation to sell any specific quantity of Shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of Shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Investment Manager, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times, and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase Shares. Investors purchasing Shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the Shareholders of record, although customers may have the right to vote Shares depending upon their arrangement with the intermediary.

Pursuant to the Distribution Agreement, the Distributor is solely responsible for its costs and expenses incurred in connection with its qualification as a broker-dealer under state or federal laws. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities. Specifically, the Distribution Agreement provides that the Fund and the Investment Manager will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor free and harmless from and against any and all claims arising out of or based upon [(i) any material action (or omission to act) of the Distributor or its agents taken in connection with the Distribution Agreement; provided that such action (or omission to act) is taken without willful misfeasance, gross negligence or reckless disregard by the Distributor of its duties and obligations under the Distribution Agreement; (ii) any untrue or alleged untrue statement of a material fact contained in the Prospectus or related offering materials or any omission or alleged omission to state a material fact required to be stated in the Prospectus or related offering materials or necessary to make the statements in any Prospectus or related offering materials not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Fund or the Investment Manager in connection with the preparation of the Fund’s Prospectus or related offering materials by or on behalf of the Distributor; (iii) any material breach of the agreements, representations, warranties and covenants by the Fund and the Investment Manager in the Distribution Agreement; or (iv) the reliance on or use by the Distributor or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Fund or the Investment Manager.]

The Investment Manager and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties that have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of Shareholders and/or the Fund. These payments will be made out of the Investment Manager’s and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. Contact your financial intermediary for details about revenue sharing payments it receives or may receive.

ADMINISTRATION

[The Fund has retained the Administrator, UMB Fund Services, Inc., whose principal business address is 235 West Galena Street, Milwaukee, WI 53212, to provide administrative services, and to assist with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). The Administrator is responsible directly or through its agents for, among other things, providing the following services to the Fund: [(1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares of the Fund, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the NAV of the Fund in accordance with GAAP and procedures defined in consultation with the Investment Manager; (5) overseeing the preparation of semi-annual and annual financial statements of the Fund in accordance with GAAP, quarterly reports of the operations of the Fund and information required for tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund.] The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Investment Manager.

The Fund pays an annual fee beginning at [  ]% of the Fund’s net assets and decreasing as assets reach certain levels. In addition, the Fund pays the Administrator its pro-rata share, based on combined assets under management, of an annual relationship-level base fee paid by all registered investment companies advised by the Investment Manager and serviced by the Administrator (together with the asset-based fee, the “Administration Fee”). The Administration Fee generally covers fund administration, fund accounting, tax regulation and compliance, transfer agent and record keeping, and custody administration services provided by the Administrator or its affiliates. The Administration Fee is paid to the Administrator out of the assets of the Fund, and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

The Administration Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Administrator and any partner, director, officer or employee of the Administrator, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of administration services for the Fund. The Administration Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund or the Administrator, or any partner, director, officer or employee of the Administrator, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.]

CUSTODIAN

UMB Bank, N.A. (the “Custodian”), serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Investment Manager or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1010 Grand Boulevard, Kansas City, MO 64106.

FUND EXPENSES

The Fund pays all of its expenses or reimburses the Investment Manager or its affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the offering and issuance of Shares; all fees and expenses reasonably incurred in connection with the operation of the Fund; all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, and enforcing the Fund’s rights in respect of such investments; quotation or valuation expenses; the Investment Management Fee; the Administration Fee; brokerage commissions; interest and fees on any borrowings by the Fund; professional fees; research expenses (including, without limitation, expenses of consultants who perform fund manager due diligence research); fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, sub-custodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund; bank services fees; costs and expenses relating to any amendment of the Fund’s Agreement and Declaration of Trust (“Declaration of Trust”) or other organizational documents of the Fund; expenses of preparing, amending, printing, and distributing the Prospectus and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; shareholder recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Investment Manager or its affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

“Extraordinary Expenses” means all expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity; expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of shareholders (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian or transfer agent.

The Investment Manager bears all of its expenses and costs incurred in providing investment management services to the Fund, as well as travel and other expenses related to the selection and monitoring of investments. In addition, the Investment Manager is responsible for the payment of the compensation and expenses of those officers of the Fund affiliated with the Investment Manager, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Fund’s expenses incurred and to be incurred in connection with the initial offering of Shares will be amortized by the Fund over the 12-month period beginning on the Fund’s commencement of operations and are not expected to exceed $[  ].

The Fund bears directly certain ongoing offering costs associated with any periodic offers of Shares which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders.

The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the total annual expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.20% of the net assets of Class I Shares in the relevant period (the “Expense Limit”). Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, total annual expenses (after fee waivers and expense reimbursements) are expected to exceed 2.20% of the net assets of Class I Shares in the relevant period. For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit in effect at the time of recoupment. The Expense Limitation and Reimbursement Agreement is in effect until [  ] and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation and Reimbursement Agreement may be terminated at any time by the Fund’s Board upon thirty (30) days’ written notice to the Investment Manager, and may be terminated by the Investment Manager as of the end of its then-current term upon thirty (30) days’ written notice to the Fund.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund that are credited to Shareholders.

VOTING

Each Shareholder will have the right to cast a number of votes, based on the number of such Shareholder’s Shares, at any meeting of Shareholders called by the Board. Except for the exercise of such voting privileges, Shareholders will not be entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund.

CONFLICTS OF INTEREST

The Fund may be subject to a number of actual and potential conflicts of interest.

The Investment Manager and its affiliates engage in financial advisory activities that are independent from, and may from time-to-time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Investment Manager and its affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; and which may compete with the Fund for investment opportunities. In addition, the Investment Manager and its affiliates and respective clients may themselves invest in securities that would be appropriate for the Fund. By acquiring Shares, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest, except as may otherwise be provided under provisions of Federal securities law which cannot be waived or modified.

If any Supervised Person of the Investment Manager (“Supervised Person” means any officer, director, managing director or employee of the Investment Manager, or other person who provides investment advice on behalf of the Investment Manager and is subject to the supervision and control of the Investment Manager, including interns, temporary workers or particular persons designated by the compliance officer) is aware of a personal interest that is, or might be, in conflict with the interest of any client, that Supervised Person should disclose the situation or transaction and the nature of the conflict to the Investment Manager’s compliance officer for appropriate consideration. In addition, no Supervised Person of the Investment Manager may use knowledge about pending or currently considered securities transactions for clients to directly or indirectly profit personally. Without limiting the foregoing, Supervised Persons of the Investment Manager who are planning to invest in or make a recommendation to invest in a Contemplated Security (“Contemplated Security” shall mean any security that the Investment Manager may recommend to its clients for purchase or sale, and any security related to or connected with such security), and who have a material interest in the security or a related security, must first disclose such interest to his or her manager and the Investment Manager’s compliance officer. Such manager or compliance officer shall conduct an independent review of the recommendation to purchase the security for clients and written evidence of such review shall be maintained by the compliance officer. Supervised Persons may not fail to timely recommend a suitable security to, or purchase or sell a suitable security for, a client in order to avoid an actual or apparent conflict with a personal transaction in a security.

Although the Investment Manager and its affiliates seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Investment Manager or its affiliates will be appropriate for the Fund or will be referred to the Fund. The Investment Manager and its affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Investment Manager and its affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Investment Manager or its affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially and/or adversely affected by the personal trading described above, the Fund and the Investment Manager individually adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at https://www.sec.gov and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov.

OUTSTANDING SECURITIES

As of the date of this Prospectus, there were no outstanding Shares of the Fund.

REPURCHASES OF SHARES

The Fund is not a liquid investment. No Shareholder (or other person holding Shares acquired from a Shareholder) will have the right to require the Fund to redeem or repurchase its Shares. No public market exists for Shares, and none is expected to develop. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

The Board, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Shares from Shareholders, including the Investment Manager and its affiliates, pursuant to written tenders by Shareholders.

The Investment Manager anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally semi-annually beginning on or about [  ] (or such earlier or later date as the Board may determine) and thereafter semi-annually on or about each June 30, and December 31. [In certain circumstances, however, the Investment Manager may recommend to the Board that the Fund conduct repurchase offers more frequently than semi-annually[, and may also recommend that the Board announce annually, prior to the beginning of the Fund’s next fiscal year, the frequency with which the Fund intends to conduct repurchase offers for the following year].]

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the 18-month anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. Therefore, Shares repurchased will be deemed to have been taken from the earliest purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses) until all such Shares have been repurchased, and then from each subsequent purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses) until such Shares are repurchased. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder. Such waiver will be applied uniformly to all Shareholders. In addition, Shares acquired through the Fund’s DRIP are not subject to an early repurchase fee.

Subject to the considerations described above, the aggregate value of Shares to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be stated as a percentage of the value of the Fund’s outstanding Shares. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased. If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder.

In determining whether the Fund should offer to repurchase Shares thereof from its Shareholders pursuant to written requests, the Board will consider the recommendation of the Investment Manager. The Board also may consider the following factors, among others, in determining whether to repurchase Shares and the number of Shares to be repurchased:

•	whether any Shareholders of the Fund have requested to tender Shares to the Fund;

•	the working capital and liquidity requirements of the Fund;

•	the relative sizes of the repurchase requests and the Fund;

•	the past practice of the Fund in repurchasing Shares in the Fund;

•	the condition of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	the anticipated U.S. federal income tax consequences of any proposed repurchases of Shares in the Fund; and

•	the Fund’s investment plans, the liquidity of its assets (including fees and costs associated with liquidating Fund investments), and the availability of information as to the value of its interests in Underlying Funds.

As described above, in certain circumstances the Board may determine not to conduct a repurchase offer, or to conduct a repurchase offer of less than 5% of the Fund’s net assets. In particular, during periods of financial market stress, the Board may determine that some or all of the Fund Investments cannot be liquidated at their fair value, making a determination not to conduct repurchase offers more likely.

As an alternative, during such periods the Board may offer to repurchase Shares at a discount to their prevailing net asset value that appropriately reflects market conditions, subject to applicable law (a “Discount Repurchase Offer”). The benefit of any Shares repurchased at a discount will be for the benefit of the Fund.

REPURCHASE PROCEDURES

The Board will determine that the Fund will offer to repurchase Shares pursuant to written tenders only on terms that the Board determines to be fair to the Fund and Shareholders. If the Board determines that the Fund will offer to repurchase Shares, written notice will be provided to Shareholders that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund, and contains other terms and information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity.

The repurchase of Shares is subject to regulatory requirements imposed by the SEC. The Fund’s repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures described above is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate. Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the Independent Trustees, that such suspension, postponement or termination is advisable for the Fund and its Shareholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine its net asset value, and other unusual circumstances.

Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of cash, liquid securities or, to the extent applicable, interests in Underlying Funds that the Fund (i) has requested be withdrawn or (ii) is in the process of liquidating (or any combination of them), in an amount equal to the aggregate estimated unpaid dollar amount of the cash considerations to be paid to Shareholders tendering Shares.

In accordance with the terms and conditions of the Declaration of Trust, the Fund may cause a mandatory redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, in the event that the Board determines or has reason to believe, in its sole discretion, that: (i) that Shareholder or person’s Shares have been transferred to, or have vested in, any person, by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of a Shareholder; (ii) ownership of the Shares by such Shareholder or other person will cause the Fund to be in violation of, or subject the Fund or the Investment Manager to additional registration or regulation under the securities, commodities, or other laws of the United States or any other jurisdiction; (iii) continued ownership of the Shares by such Shareholder may be harmful or injurious to the business or reputation of the Fund or the Investment Manager, or may subject the Fund or any Shareholders or to an undue risk of adverse tax or other fiscal consequences; (iv) any representation or warranty made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true, or the Shareholder has breached any covenant made by it in connection with the acquisition of Shares; or (v) it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Shares in circumstances where the Board determines that doing so is in the best interests of the Fund in a manner as will not discriminate unfairly against any Shareholder. These circumstances may include, for example, where due to the death of a Shareholder, Shares have transferred by operation of law to a transferee who does not satisfy the Fund’s investor eligibility requirements. Any such mandatory repurchase of the Shares will be effected in accordance with Section 23(c) of the Investment Company Act and the conditions thereunder.

TRANSFERS OF SHARES

There is no public market for the Shares and none is expected to develop. The Fund does not list its Shares on a stock exchange or similar market. Shares are transferable only in limited circumstances as described in further detail below, and liquidity for investments in Shares may be provided only through the repurchase offers described above. If a shareholder attempts to transfer Shares in violation of the Fund’s transfer restrictions, the transfer will not be permitted and will be void. An investment in the Fund is therefore suitable only for investors that can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

ANTI-MONEY LAUNDERING

If the Fund, the Investment Manager or any governmental agency believes that the Fund has sold Shares to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, the Fund, the Investment Manager or such governmental agency may freeze the assets of such person or entity invested in the Fund or suspend the repurchase of Shares. The Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases without prior notice to the investor.

LEVERAGE

The borrowing of money, use of swap agreements, options or other derivative instruments, use of short sales, and the issuance of preferred stock and debt securities represent the leveraging of the Fund’s common stock. The issuance of additional common stock may enable the Fund to increase the aggregate amount of its leverage or to maintain any existing leverage. The financing entity or counterparty on any swap, option or other derivative instrument may be any entity or institution which the Investment Manager determines to be creditworthy.

The Fund may be subject to certain restrictions on investments imposed by lenders or by one or more rating agencies that may issue ratings for any senior securities issued by the Fund. Borrowing covenants or rating agency guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the Investment Company Act.

As a result of this leverage, a relatively small movement in the spread relationship between the securities and commodities interests the Fund indirectly owns and those which it has indirectly sold short may result in substantial losses.

The Fund reserves the right at any time to use financial leverage to the extent permitted by the Investment Company Act (50% of total assets for preferred stock and 33 1/3% of total assets for senior debt securities) or the Fund may elect to reduce the use of leverage or use no leverage at all. The Fund considers market conditions at the time leverage is incurred and monitors for asset coverage ratios relative to Investment Company Act requirements and the Fund’s financial covenants on an ongoing basis. The timing and terms of any leverage transactions will be determined by the Board. Additionally, the percentage of the Fund’s assets attributable to leverage may vary significantly during periods of extreme market volatility and will increase during periods of declining market prices of the Fund’s portfolio holdings. The Fund generally will not use leverage unless the Fund believes that leverage will serve the best interests of the Fund’s shareholders. The principal factor used in making this determination is whether the potential return is likely to exceed the cost of leverage. The Fund will not issue additional leverage where the estimated costs of issuing such leverage and the on-going cost of servicing the payment obligations on such leverage exceed the estimated return on the proceeds of such leverage. In making the determination of whether to issue leverage, the Fund must rely on estimates of leverage costs and expected returns. Actual costs of leverage vary over time depending on interest rates and other factors. In addition, the percentage of the Fund’s assets attributable to leverage may vary significantly during periods of extreme market volatility and will increase during periods of declining market prices of the Fund’s portfolio holdings. Actual returns vary depending on many factors. The Board also will consider other factors, including whether the current investment opportunities will help the Fund achieve its investment objectives and strategies.

Under the Investment Company Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance, the value of the Fund’s total assets (including the proceeds of such issuance) less all liabilities and indebtedness not represented by senior securities is at least equal to 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of any outstanding preferred stock. Stated another way, the Fund may not issue preferred stock that, together with outstanding preferred stock and debt securities, has a total aggregate liquidation value and outstanding principal amount of more than 50% of the value of the Fund’s total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities. In addition, the Fund is not permitted to declare any distribution on its common stock, or purchase any of the Fund’s shares of common stock (through repurchase offers or otherwise) unless the Fund would satisfy this 200% asset coverage requirement test after deducting the amount of such distribution or share price, as the case may be. The Fund may, as a result of market conditions or otherwise, be required to purchase or redeem preferred stock, or sell a portion of its investments when it may be disadvantageous to do so, in order to maintain the required asset coverage. Common stockholders would bear the costs of issuing additional preferred stock, which may include offering expenses and the ongoing payment of distributions. Under the Investment Company Act, the Fund may only issue one class of preferred stock.

Under the Investment Company Act, the Fund is not permitted to incur indebtedness unless immediately after doing so the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the Investment Company Act, the Fund may not declare any dividend or other distribution upon any class of its Shares, or repurchase any such Shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such repurchase, asset coverage of at least 300% after deducting the amount of such dividend, distribution, or repurchase price, as the case may be.

The Fund, or the Fund’s wholly-owned Subsidiaries, may enter into one or more credit agreements or other similar agreements negotiated on market terms (each, a “Borrowing Transaction”) with one or more banks or other financial institutions that may or may not be affiliated with the Investment Manager (each, a “Financial Institution”) as chosen by the Investment Manager and approved by the Board. The Fund may borrow under a credit facility for a number of reasons, including without limitation, in connection with its investment activities, to satisfy repurchase requests from Shareholders, and to otherwise provide the Fund with liquidity. To facilitate such Borrowing Transactions, the Fund may pledge its assets (including Fund assets held in the Subsidiaries) to a Financial Institution.

CALCULATION OF NET ASSET VALUE

GENERAL

The Fund will calculate its net asset value (“NAV”) as of the close of business on the last business day (which is any day that the New York Stock Exchange is open for business) of each month, and at such other times as the Board shall determine, including in connection with repurchases of Shares, in accordance with the procedures described above or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”). In determining its net asset value, the Fund will value its investments as of the relevant Determination Date. The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

The Board has approved valuation procedures for the Fund (the “Valuation Procedures”). The Valuation Procedures provide that the Fund will value its investments at fair value. The Board has approved the delegation of the day-to-day responsibility for fair value determinations in accordance with the Valuation Procedures to the Investment Manager, as valuation designee (the “Valuation Designee”), subject to oversight by the Board.

Short-term securities, including bonds, notes, debentures and other debt securities, such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with maturities of 60 days or less, for which reliable market quotations are readily available shall each be valued at current market quotations as provided by an independent pricing service or principal market maker. The Fund’s investments in money market instruments are valued at NAV.

For equity, equity-related securities and options that are freely tradable and listed on a securities exchange or over-the-counter market, the Fund fair values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund will use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

Fixed income securities (i.e. credit facilities, other than the short-term securities as described above) shall be valued by (a) using readily available market quotations based upon the last updated sale price or (b) by a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (c) by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Investment Manager not to reflect the market value, the Valuation Designee will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

Prior to investing in any Underlying Fund, the Investment Manager will conduct an initial due diligence review of the valuation methodologies utilized by the Underlying Fund, which generally shall be based upon readily observable market values when available, and otherwise utilize principles of fair value that are reasonably consistent with those used by the Fund for valuing its own investments. Subsequent to investment in an Underlying Fund, the Investment Manager will monitor the valuation methodologies used by each Underlying Fund. The Fund's investments in Private Funds may be difficult to value because it may be relatively difficult for the Fund to obtain reliable valuations of Private Funds and the underlying portfolio companies in which they invest. The Fund bases its NAV on valuations of its interests in Underlying Funds, including Private Funds, provided by the managers of the Underlying Funds and/or their agents. These valuations involve significant judgment by the managers of the Underlying Funds and may differ from their actual realizable value. Under certain circumstances, the Valuation Designee may modify the managers’ valuations based on updated information received since the last valuation date. The Valuation Designee may also modify valuations if the valuations are deemed to not fully reflect the fair value of the investment. Valuations will be provided to the Fund based on interim unaudited financial records of the Underlying Funds, and, therefore, will be estimates and may fluctuate as a result. The Board and the Valuation Designee may have limited ability to assess the accuracy of these valuations. Prospective investors should be aware that situations involving uncertainties as to valuation of assets held by the Fund could have an adverse effect on the returns of the Fund.

In circumstances in which market quotations are not readily available or are deemed unreliable, or in the case of the valuation of private, direct investments, such investments may be valued as determined in good faith using methodologies approved by the Board. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Valuation Designee of any information or factors deemed appropriate. The Valuation Designee may engage third party valuation consultants on an as-needed basis to assist in determining fair value.

Fair valuation involves subjective judgments, and there is no single standard for determining the fair value of an investment. The fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment. Fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investment. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the NAV determined earlier. Prospective investors should be aware that situations involving uncertainties as to the value of investments could have an adverse effect on the Fund’s NAV if the judgments of the Board or the Valuation Designee regarding appropriate valuations should prove incorrect.]

SUSPENSION OF CALCULATION OF NET ASSET VALUE

There may be circumstances where it may not be practicable to determine a NAV, such as during any period when the principal stock exchanges for securities in which the Fund has invested its assets are closed other than for weekends and customary holidays (or when trading on such exchanges is restricted or suspended). The Fund will not accept subscriptions for Shares if the calculation of NAV is suspended, and the suspension may require the termination of a pending repurchase offer by the Fund (or the postponement of the Valuation Date for a repurchase offer). Notwithstanding a suspension of the calculation of NAV, the Fund will be required to determine the value of its assets and report NAV in its semi-annual and annual reports to Shareholders, and in its reports on Form N-PORT filed with the SEC after the end of the first and third quarters of the Fund’s fiscal year. The Fund will resume calculation of its NAV after the Board (in consultation with the Investment Manager) determines that conditions no longer require suspension of the calculation of NAV.

DIVIDENDS AND DISTRIBUTIONS

As required in connection with the Fund’s intention to qualify as a RIC under Subchapter M of the Code, distributions will be paid at least annually in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. The Fund will then calculate each Shareholder’s specific distribution amount for the period using record and declaration dates. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board. Unless Shareholders elect to receive distributions in the form of cash, the Fund intends to make its ordinary distributions in the form of additional Shares under the DRIP. Any distributions reinvested under the DRIP will nevertheless remain subject to U.S. federal (and applicable state and local) taxation to Shareholders. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including Fund Investments), non-capital gains proceeds from the sale of assets (including Fund Investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in Underlying Funds and expense reimbursements from the Investment Manager. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as borrowings. Such distributions may constitute a return of capital and reduce a Shareholder’s adjusted tax basis in Shares, thereby increasing the Shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of Shares. To the extent such distributions are a return of capital, the distributions should not be considered the dividend yield or total return of an investment in Shares. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions.

Each year a statement on IRS Form 1099-DIV (or successor form), identifying the character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the distributions, will be mailed to Shareholders. The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Investment Manager. See “TAXES.” There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

The Fund has elected to be treated and intends to qualify annually, as a RIC under the Code. To qualify for and maintain RIC tax status, the Fund must, among other things, distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. A RIC may satisfy the 90% distribution requirement by distributing dividends (other than capital gain dividends) during the taxable year (including dividends declared in October, November or December of a taxable year that, if paid in the following January, are treated as paid by a RIC and received by its shareholders in the prior taxable year). In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of the Code. If a RIC makes a spillover dividend, the amounts will be included in IRS Form 1099-DIV for the year in which the spillover dividend is paid.

The Fund can offer no assurance that it will achieve results that will permit the Fund to pay any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes the Fund to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of the Fund’s borrowings. See “TAXES” in this Prospectus and “TAX MATTERS” in the Fund’s SAI.

The Fund has adopted an “opt out” DRIP for Shareholders. As a result, if the Fund makes a distribution, then Shareholders have their distributions reinvested in additional Shares unless they specifically “opt out” of the DRIP so as to have their distributions paid in cash. See “TAXES” in this Prospectus and “TAX MATTERS” in the Fund’s SAI.

DIVIDEND REINVESTMENT PLAN

The Fund has a dividend reinvestment plan (the “DRIP”). Unless a Shareholder elects to receive cash by contacting the Fund’s Administrator, UMB Fund Services, Inc. at [  ] or 235 West Galena Street, Milwaukee, WI 53212, all dividends and/or capital gains distributions declared on Shares will be automatically reinvested in additional Shares at the Fund’s then current NAV. Shareholders who elect not to participate in the DRIP will receive all dividends and capital gains distributions in cash paid by check mailed directly to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee) by the Administrator as dividend disbursing agent. Participation in the DRIP is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers or dealers may automatically elect to receive cash on behalf of Shareholders who hold their Shares in the broker or dealer’s name and may re-invest that cash in additional Shares. Reinvested Dividends will increase the Fund’s assets on which the Investment Management Fee is payable to the Investment Manager.

Whenever the Fund declares a dividend and/or capital gain payable in cash, non-participants in the DRIP will receive cash and participants in the DRIP will receive the equivalent in Shares. The Shares will be acquired by the Administrator for the DRIP participants’ accounts through receipt of additional unissued but authorized Shares from the Fund (“Newly Issued Shares”).

The Administrator maintains all Shareholders’ accounts in the DRIP and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Shares in the account of each DRIP participant will be held by the Administrator on behalf of the DRIP participant, and each Shareholder proxy will include those Shares purchased or received pursuant to the DRIP. The Administrator will forward all proxy solicitation materials to participants and vote proxies for Shares held under the DRIP in accordance with the instructions of the participants.

Beneficial owners of Shares who hold their Shares in the name of a broker or dealer should contact the broker or nominee to determine whether and how they may participate in, or opt out of, the DRIP. In the case of Shareholders such as banks, brokers or dealers that hold shares for others who are the beneficial owners, the Administrator will administer the DRIP on the basis of the number of Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the DRIP.

There will be no brokerage charges with respect to Shares issued directly by the Fund. The automatic reinvestment of dividends and/or capital gains in Shares under the DRIP will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends and/or capital gains, even though such participants have not received any cash with which to pay the resulting tax. See “TAXES - TAXATION OF THE FUND - Distributions to Shareholders” below.

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases in the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Fund’s Administrator, UMB Fund Services, Inc. at [  ] or 235 West Galena Street, Milwaukee, WI 53212.

TAXES

INTRODUCTION

The following is a summary of certain material federal income tax consequences of acquiring, holding and disposing of Shares. Because the federal income tax consequences of investing in the Fund may vary from Shareholder to Shareholder depending on each Shareholder’s unique federal income tax circumstances, this summary does not attempt to discuss all of the federal income tax consequences of such an investment. Among other things, except in certain limited cases, this summary does not purport to deal with persons in special situations (such as financial institutions, non-U.S. persons, insurance companies, entities exempt from federal income tax, RICs, dealers in commodities and securities and pass-through entities). Further, to the limited extent this summary discusses possible foreign, state and local income tax consequences, it does so in a very general manner. Finally, this summary does not purport to discuss federal tax consequences (such as estate and gift tax consequences) other than those arising under the federal income tax laws. You are therefore urged to consult your tax advisers to determine the federal, state, local and foreign tax consequences of acquiring, holding and disposing of Shares.

The following summary is based upon the Code as well as administrative regulations and rulings and judicial decisions thereunder, as of the date hereof, all of which are subject to change at any time (possibly on a retroactive basis). Accordingly, no assurance can be given that the tax consequences to the Fund or its Shareholders will continue to be as described herein.

The Fund has not sought or obtained a ruling from the IRS (or any other federal, state, local or foreign governmental agency) or an opinion of legal counsel as to any specific federal, state, local or foreign tax matter that may affect it. Accordingly, although this summary is considered to be a correct interpretation of applicable law, no assurance can be given that a court or taxing authority will agree with such interpretation or with the tax positions taken by the Fund.

Except where specifically noted, this summary relates solely to U.S. Shareholders. A U.S. Shareholder for purposes of this discussion is a person who is a citizen or a resident alien of the U.S., a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized under the laws of the U.S. or any political subdivision thereof, an estate whose income is subject to U.S. federal income tax regardless of its source or a trust if: (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

The Fund intends to elect and to qualify each year as a RIC under Subchapter M of Subtitle A, Chapter 1 of the Code. As a RIC, the Fund generally is exempt from U.S. federal income tax on its net investment income and realized capital gains that it distributes to Shareholders.

Distributions To Shareholders. The Fund contemplates declaring as distributions each year all or substantially all of its taxable income, including its net capital gain (the excess of any net long-term capital gain over net short-term capital loss). The Fund will inform Shareholders of the amount and nature of the income or gains distributed to them by the Fund. In general, distributions will be taxable to you for federal, state and local income tax purposes unless you are a tax-exempt entity, including qualified retirement plans or individual retirement accounts. Distributions are taxable whether they are received in cash or reinvested in Fund Shares under the DRIP. Each Shareholder whose Shares are registered in its own name will automatically be a participant under the Fund’s DRIP and have all income dividends and/or capital gains distributions automatically reinvested in Shares priced at the then-current NAV unless such Shareholder specifically elects to receive income dividends and/or capital gains distributions in cash. A Shareholder receiving Shares under the DRIP instead of cash distributions may still owe taxes and, because Fund Shares are generally illiquid, may need other sources of funds to pay any taxes due. A Shareholder may thus recognize income and gains taxable for federal, state and local income tax purposes and not receive any cash distributions to pay any resulting taxes. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Fund distributions, if any, that are attributable to “qualified dividend income” or “long-term capital gains” earned by the Fund would be taxable to non-corporate Shareholders at reduced rates. Shareholders must have owned the Fund Shares for at least sixty-one (61) days during the one hundred twenty-one (121) day period beginning sixty (60) days before the ex-dividend date (and the Fund will need to have a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend) to benefit from the lower rates on qualified dividend income. The ex-dividend date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter. Additionally, a dividend will not be a qualified dividend to a Shareholder (1) to the extent that the Shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (2) if the Shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Qualified dividend income generally means dividend income received from investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the Shareholders.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividend paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign investment companies for this purpose. Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income but may be eligible for reduced effective rates of taxation under Section 199A of the Code if the Fund reports such dividends as “section 199A dividends.”

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the net asset value of those Shares. For the lower rates to apply, the Shareholder must have owned his or her Shares for at least 46 days during the 91-day period beginning on the date that is 45 days before the Fund's ex-dividend date, but only to the extent that the Shareholder is not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

U.S. individuals with modified adjusted gross income exceeding $200,000 ($250,000 for married couples filing jointly) and trusts and estates with income above specified levels are subject to an additional 3.8% tax on their net investment income, which includes interest, dividends and capital gains.

Shareholders are generally taxed on any dividends from the Fund in the year they are actually distributed, except that dividends declared in October, November or December of a year and paid in January of the following year will generally be treated for federal income tax purposes as having been paid to Shareholders on December 31st of the year in which the dividend was declared.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

Shareholders should contact the Fund’s Administrator, UMB Fund Services, Inc. at (877) 770-7717 or 235 West Galena Street, Milwaukee, WI 53212 to make elections to receive income dividends and/or capital distributions in cash; to terminate their participation in the DRIP; and for any other inquiries related to the DRIP.

Certain Withholding Taxes. The Fund may be subject to taxes, including foreign withholding taxes, attributable to investments of the Fund. The Fund does not expect to be eligible to elect, for federal income tax purposes, to pass through any foreign taxes paid by it to Shareholders as a foreign tax credit or itemized deduction.

Sales, Exchanges and Redemptions. You will recognize taxable gain or loss on a sale, exchange or redemption of your Shares in an amount equal to the difference between your tax basis in the Shares and the amount you receive for them. Generally, this gain or loss will be long-term or short-term depending on whether your holding period exceeds twelve (12) months. Certain special tax rules may apply to losses realized in some cases. Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Fund Shares. Additionally, any loss realized on a disposition of Shares of the Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of the Fund within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of the Fund. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired.

The Fund is required to compute and report to the IRS and furnish to Shareholders the cost basis of Shares sold or exchanged. The Fund will use the first in, first out (“FIFO”) method to report cost basis, unless you instruct the Fund to select a different IRS-accepted method or choose to specifically identify your Shares at the time of each sale or exchange. If your account is held by your broker or other advisor, they may select a different method. In these cases, please contact the holder of your Shares to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax Qualified Plans. In general, dividends received and gain or loss realized with respect to shares held in an IRA or other tax qualified plan are not currently taxable unless the Fund Shares were acquired with borrowed funds.

U.S. Tax Treatment of Foreign Shareholders. U.S. taxation of a Shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“Foreign Shareholder”) generally depends on whether the income received from the Fund is “effectively connected” with a U.S. trade or business carried on by the Shareholder. In addition, unless certain foreign entities that hold Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A Foreign Shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the Shareholder and the applicable foreign government comply with the terms of such agreement.

Provided that the income received from the Fund is not effectively connected with a U.S. trade or business carried on by the Foreign Shareholder, a Foreign Shareholder may be subject to a 30% withholding tax on some of the Fund’s dividends. However, dividends attributable to U.S.-source interest income of the Fund or to capital gains recognized by the Fund will generally qualify for exemption from that withholding tax. Any applicable withholding tax may also be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a Shareholder’s country of residence or incorporation, provided that the Shareholder furnishes the Fund with a properly completed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, to establish entitlement for these treaty benefits.

Distributions of net capital gain and any amounts retained by the Fund which are designated as undistributed capital gains that are not treated as effectively connected income generally will not be subject to U.S. withholding tax. In the case of a Foreign Shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the Foreign Shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption.

A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund Shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for one hundred eighty-three (183) days or more in a year and certain other conditions are met.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of net investment income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate Shareholders may also be subject to the branch profits tax imposed by the Code. Certain certification and disclosure requirements, including delivery of a properly executed IRS Form W-8ECI, must be satisfied for income effectively connected with a U.S. trade or business to be exempt from the 30% withholding described above under “Income not Effectively Connected with a U.S. Trade or Business.”

The Fund may be required to apply special withholding rules to distributions to certain non-U.S. persons to the extent such distributions are attributable to gain from sales of “United States real property interests” held directly or indirectly by the Fund. Those rules, if applicable, require withholding at the rate of 21% of such a distribution payable with respect to a class of Shares. A distribution that is subject to 21% withholding will not also be subject to the 30% withholding tax described in “Income not Effectively Connected with a U.S. Trade or Business,” above. Distributions subject to 21% withholding will be treated as income effectively connected with a trade or business within the United States, and a non-U.S. person receiving such a distribution generally will be required to file a U.S. federal income tax return for the period in which such distribution is received. Under certain circumstances, a sale of Shares may be treated as a disposition of “United States real property interests,” requiring non-U.S. Shareholders to file U.S. federal income tax returns and pay tax on the sale. Prospective non-U.S. Shareholders should consult their tax advisers regarding these rules before purchasing Shares.

In addition, the Fund will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. All foreign investors should consult their own tax advisors regarding the tax consequences of an investment in the Fund in their country of residence.

State and Local Taxes. In addition to the U.S. federal income tax consequences summarized above, you may be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities.

Backup Withholding. Under applicable “backup withholding” requirements, the Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to Shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current backup withholding rate is 24%. The amount of any backup withholding from a payment to a Shareholder will be allowed as a credit against the Shareholder’s U.S. federal income tax liability and may entitle such a Shareholder to a refund, provided that the required information is timely furnished to the IRS.

Reportable Transactions. If a Shareholder recognizes a loss on a disposition of Shares of $2 million or more for an individual Shareholder, or $10 million or more for a corporate Shareholder, in any single taxable year (or certain greater amounts over a combination of years), the Shareholder must file with the IRS a disclosure statement on Form 8886. Direct Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, Shareholder of a RIC are not excepted. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Other Tax Matters. The preceding is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

ERISA AND CODE CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), certain individual retirement accounts (“IRAs”), or certain Keogh plans, should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, the avoidance of prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor regulations provide that a fiduciary of the ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, whether the investment is designed reasonably to further the ERISA Plan’s purposes, the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment, the income taxes (if any) attributable to the investment, and the projected return of the investment relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with ERISA’s fiduciary responsibilities and the foregoing considerations. If a fiduciary with respect to any such ERISA Plan breaches such responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach. Non-ERISA-covered IRAs and Keogh plans and other arrangements not subject to ERISA, but subject to the prohibited transaction rules of Section 4975 of the Code (“Code Plans”; together with ERISA Plans, “Plans”), should determine whether an investment in the Fund will violate those rules.

Because the Fund is registered as an investment company under the Investment Company Act, the underlying assets of the Fund will not be considered “plan assets” of the Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility rules and ERISA and the Code’s prohibited transaction rules. Thus, the Investment Manager will not be a fiduciary within the meaning of ERISA and the Code with respect to the assets of any Plan that becomes a Shareholder of the Fund, solely as a result of the Plan’s investment in the Fund.

Certain prospective ERISA Plan investors may currently maintain relationships with the Investment Manager or one or more managers of the Underlying Funds in which the Fund invests, or with other entities that are affiliated with the Investment Manager. Each of such persons may be deemed to be a party in interest to, a disqualified person of, and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA and the Code prohibit ERISA Plan assets from being used for the benefit of a party in interest or disqualified person and also prohibit a fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. ERISA Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that they are duly authorized to make such investment decisions, and that they have not relied on any individualized advice or recommendation of such affiliated persons as a primary basis for the decision to invest in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by the future publication or the future applicability of final regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

DESCRIPTION OF SHARES

The Fund intends to offer one class of Shares designated as Class I Shares. While the Fund presently intends to offer one class of Shares, it may offer additional classes of Shares in the future. From time to time, the Board may create and offer additional classes of Shares, or may vary the characteristics of the Class I Shares described herein, including without limitation, in the following respects: (1) the amount of fees permitted by a distribution and/or service plan as to such class; (2) voting rights with respect to a distribution and/or service plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular class of Shares; (5) differences in any dividends and net asset values resulting from differences in fees under a distribution and/or service plan or in class expenses; (6) the addition of sales loads; or (7) any conversion features, as permitted under the Investment Company Act.

PURCHASING SHARES

PURCHASE TERMS

The minimum initial investment in Class I Shares is $25,000, for any investor. However, the Fund, in its sole discretion, may accept investments below the minimum with respect to Class I Shares. Shares may be purchased by principals and employees of the Investment Manager or its affiliates and their immediate family members without being subject to the minimum investment requirements. The purchase price for Class I Shares is based on the NAV per Share as of the date such Shares are purchased.

Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by the Administrator. The returned check and stop payment fees are currently $25.

Shares are generally offered for purchase on the first business day of each calendar month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Orders will be priced at the appropriate price next computed after the order is received by the Fund. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time.

In general, an investment will be accepted if the investor meets the Fund’s eligibility requirements, and a completed investor application and funds are received in good order. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time.

Investors may also buy Shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy Shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and received by the Fund. A Financial Intermediary may hold Shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund and forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the New York Stock Exchange is open for business, will be priced based on the Fund’s NAV per Share next computed after it is received by the Financial Intermediary.

Investors may be charged a fee if they effect transactions through an intermediary, broker, or agent. The Fund has authorized one or more brokers to receive on its behalf purchase orders. Such brokers are authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Purchase orders will be priced at the Fund’s NAV per Share next computed after they are received by an authorized broker or the broker’s authorized designee.

TERM, DISSOLUTION AND LIQUIDATION

The Fund may be dissolved upon approval of a majority of the Trustees. Upon the liquidation of the Fund, its assets will be distributed first to satisfy (whether by payment or the making of a reasonable provision for payment) the debts, liabilities and obligations of the Fund, including actual or anticipated liquidation expenses, other than debts, liabilities or obligations to Shareholders, and then to the Shareholders proportionately in accordance with the amount of Shares that they own. Assets may be distributed in-kind on a proportionate basis if the Board or liquidator determines that the distribution of assets in-kind would be in the interests of the Shareholders in facilitating an orderly liquidation.

REPORTS TO SHAREHOLDERS

The Fund will furnish to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund provides Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act.

FISCAL YEAR

The Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending on September 30.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

The Board has selected [  ] located at [  ], as the independent registered public accounting firm of the Fund.

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103, serves as counsel to the Fund.

INQUIRIES

Inquiries concerning the Fund and Shares (including procedures for purchasing Shares) should be directed to the Fund’s Administrator, UMB Fund Services, Inc. at 235 West Galena Street, Milwaukee, WI 53212 or by calling the Fund toll-free at [  ].

ADVISOR LINX PRIVATE STRATEGIES FUND

c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

Investment Manager A-Linx Advisors, LLC 920 Cassatt Rd, Suite 202, Berwyn, PA, 19312	Transfer Agent/Administrator UMB Fund Services, Inc. 235 West Galena Street Milwaukee, WI 53212

Custodian Bank UMB Bank, n.a. 1010 Grand Blvd. Kansas City, MO 64106	Distributor Distribution Services, LLC 190 Middle Street, Suite 301 Portland, ME 04101

Independent Registered Public Accounting Firm [ ]	Fund Counsel Faegre Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103-6996

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Dated July 17, 2026

STATEMENT OF ADDITIONAL INFORMATION

Advisor Linx Private Strategies Fund

Class I Shares [    ]

Dated [•], 2026

c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI, 53212

[Toll free number to be provided.]

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus (the “Prospectus”) of Advisor Linx Private Strategies Fund (the “Fund”) dated [•], 2026, and as it may be further amended or supplemented from time to time. This SAI is incorporated by reference in its entirety into the Prospectus. A copy of the Prospectus (as well as the Fund’s annual and semi-annual reports once available) may be obtained without charge by contacting the Fund at the telephone number or address set forth above. You may also obtain the Prospectus by visiting the Fund’s website at [•]. The information on the website is not incorporated by reference into this SAI and investors should not consider it a part of this SAI. The Prospectus, and other information about the Fund, are also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at sec.gov. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.

This SAI is not an offer to sell shares of beneficial interest (“Shares”) of the Fund and is not soliciting an offer to buy Shares in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

Shares are distributed by Distribution Services, LLC (“Distributor”) to institutions and financial intermediaries who may distribute Shares to clients and customers (including affiliates and correspondents) of the Fund’s investment manager, A-Linx Advisors, LLC (the “Investment Manager”), and to clients and customers of other organizations. The Fund’s Prospectus, which is dated [•], 2026 provides basic information investors should know before investing. This SAI is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus.

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GENERAL INFORMATION

The Advisor Linx Private Strategies Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company.

INVESTMENT POLICIES AND PRACTICES

The investment objective of the Fund, as well as the principal investment strategies of the Fund and the principal risks associated with such investment strategies, are set forth in the Prospectus. Certain additional information regarding the investment program of the Fund is set forth below.

FUNDAMENTAL POLICIES

The Fund’s fundamental policies, which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. At the present time the Shares are the only outstanding voting securities of the Fund. As defined by the Investment Company Act, the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Shareholders of the Fund, duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. No other policy is a fundamental policy of the Fund, except as expressly stated. Within the limits of the fundamental policies of the Fund, the management of the Fund has reserved freedom of action. The Fund may not:

(1)	Issue any senior security, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the Securities and Exchange Commission (the “SEC”) or any other applicable authority.

(2)	Borrow money, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority. This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority. The Fund may borrow for investment and other purposes, such as for satisfying repurchase offers or to otherwise provide the Fund with liquidity.

(3)	Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities.

(4)	Make loans, except as permitted under the Investment Company Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(5)	Purchase or sell real estate except as permitted under the Investment Company Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)	Invest in commodities and commodity contracts, except that the Fund (i) may purchase and sell non-U.S. currencies, options, swaps, futures and forward contracts, including those related to indexes, options and options on indexes, as well as other financial instruments and contracts that are commodities or commodity contracts, (ii) may also purchase or sell commodities if acquired as a result of ownership of securities or other instruments, (iii) may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts, and (iv) may make such investments as otherwise permitted by the Investment Company Act.

(7)	Invest 25% or more of the value of its total assets in the securities of issuers that the Investment Manager determines are engaged in any single industry or groups of industries, except that U.S. government securities and repurchase agreements collateralized by U.S. government securities may be purchased without limitation. This investment restriction does not apply to investments by the Fund in Underlying Funds (or in another comparable investment pool). The Fund may invest in Underlying Funds that may concentrate their assets in one or more industries. The Fund will not invest 25% or more of its assets in an Underlying Fund that it knows concentrates its assets in a single industry or groups of industries.

1

With respect to these investment restrictions and other policies described in this SAI or the Prospectus, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy, except that the restriction on borrowing set forth in paragraph (2) above will be observed continuously. The Fund’s investment policies and restrictions do not apply to the activities and the transactions of the Underlying Funds, but will apply to investments made by the Fund directly (or any account consisting solely of the Fund’s assets).

THE FUND MAY CHANGE ITS INVESTMENT OBJECTIVE, POLICIES, RESTRICTIONS, STRATEGIES, AND TECHNIQUES.

Except as otherwise indicated, the Fund may change its investment objective and any of its policies, restrictions, strategies, and techniques without Shareholder approval. The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board of Trustees of the Fund (the “Board”) without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares. The Fund’s 80% Policy is not a fundamental policy of the Fund, and may be changed by the Board without the vote of a majority (as defined in the Investment Company Act) of the Fund’s outstanding Shares upon at least 60 days’ prior written notice to shareholders as long as (i) the Fund conducts a tender offer with at least 60 days’ prior notice of the policy change, (ii) the tender offer is not oversubscribed, and (iii) the Fund purchases Shares at their net asset value.

ADDITIONAL INVESTMENT INFORMATION AND OTHER POTENTIAL RISKS

Exchange Traded Products. The Fund may invest in exchange-traded funds (“ETFs”). Through its positions in ETFs, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETF could decrease (or increase), and will bear its proportionate share of the ETF’s fees and expenses. In addition, certain of the ETFs may hold common portfolio positions, thereby reducing any diversification benefits. Other risks associated with investing in ETFs include passive investment risk, index-related risk and tracking error risk.

Passive Investment Risk. The ETFs in which the Fund invests may not be actively managed, and the ETF’s adviser would not attempt to take defensive positions in declining markets. Unlike many investment companies, a passively managed index ETF does not seek to outperform its index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the index, even if that security generally is underperforming. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the ETF’s return to be lower than if the ETF employed an active strategy.

Index-Related Risk. There is no guarantee that an ETF will achieve a high degree of correlation to its index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the ETF’s ability to adjust its exposure to the required levels in order to track the index. Errors in index data, index computations and/or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the ETF and its shareholders, including the Fund.

Tracking Error Risk. Tracking error may occur because of differences between the instruments held in an ETF’s portfolio and those included in its index, pricing differences, transaction costs incurred by the ETF, the ETF’s holding of uninvested cash, size of the ETF, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the underlying index or the costs to the ETF of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the ETF incurs fees and expenses, while the index does not.

Money Market Instruments. The Fund may invest in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

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The Underlying Funds may include investments with exposure in emerging and developing markets; preferred stocks and convertible securities of U.S. and foreign issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities.

Emerging Markets. Securities, loans, advances and other investment exposures originating in emerging and developing markets, including in frontier countries, present risks not found in more developed markets. Exposures in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than those in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Underlying Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems. In addition, emerging markets countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. The accounting, auditing and financial reporting standards and practices applicable to emerging market companies may be less rigorous, and there may be significant differences between financial statements prepared in accordance with those accounting standards as compared to financial statements prepared in accordance with international accounting standards. Consequently, the quality of certain foreign audits may be unreliable, which may require enhanced procedures, and the Underlying Funds may not be provided with the same level of protection or information as would generally apply in developed countries, potentially exposing the Fund to significant losses. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the Underlying Manager’s ability to evaluate local companies or their potential impact on the performance. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of exchange controls (including repatriation restrictions). The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. Additionally, frontier countries generally have smaller economies and/or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. In recent years, some emerging market countries have imposed or expanded restrictions on foreign investment and currency movement, which could further limit liquidity and increase investment risk.

Preferred Stock. Preferred stock or other preferred equity generally has a preference as to dividends and, in the event of liquidation, to an issuer’s assets, over the issuer’s common stock or other common equity, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are generally payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stock, or other securities that may be converted into or exchanged for a specified amount of common equity of the same or different issuer within a specified period of time at a specified price or based on a specified formula. In many cases, a convertible security entitles the holder to receive interest or a dividend that is generally paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields (i.e., rates of interest or dividends) than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock into which they are convertible due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. The Fund’s investments in convertible securities are expected to primarily be in private convertible securities, but may be in public convertible securities.

The value of a convertible security is primarily a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (determined by reference to the security’s anticipated worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline.

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The credit standing of the issuer and other factors may also increase or decrease the convertible security’s value. If the conversion value is low relative to the investment value, the convertible security is valued principally by reference to its investment value. To the extent the value of the underlying common stock approaches or exceeds the conversion value, the convertible security will be valued increasingly by reference to its conversion value. Generally, the conversion value decreases as the convertible security approaches maturity. Where no market exists for a convertible security and/or the underlying common stock, such investments may be difficult to value. A public convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. A convertible security may in some cases be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the holder will generally have a choice of tendering the security for redemption, converting it into common stock prior to redemption, or selling it to a third party. Any of these actions could have a material adverse effect and result in losses to the Fund.

Financial Failure of Intermediaries. There is always the possibility that the institutions, including brokerage firms and banks, with which the Fund does business, or to which securities have been entrusted for custodial purposes, will encounter financial difficulties that may impair their operational capabilities or result in losses to the Fund.

Payment in Kind for Repurchased Shares. The Fund does not expect to distribute securities as payment for repurchased Shares except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Shareholders not requesting that their Shares be repurchased. In the event that the Fund makes such a distribution of securities as payment for Shares, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs to dispose of such securities.

Inside Information. From time to time, the Fund or its affiliates may come into possession of material, non-public information concerning an entity in which the Fund has invested or proposes to invest. Possession of that information may limit the ability of the Fund to buy or sell securities of the entity.

BOARD OF TRUSTEES AND OFFICERS OF THE FUND

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund’s Agreement and Declaration of Trust. The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Shareholders, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The members of the Board (each, a “Trustee”) are not required to contribute to the capital of the Fund or to hold Shares. A majority of Trustees of the Board are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Trustees”). Any Trustee, who is not an Independent Trustee, is an interested trustee (each, an “Interested Trustee”).

The identity of Trustees of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity, retirement or bankruptcy. A Trustee may resign upon written notice to the other Trustees of the Fund, and may be removed either by (i) the vote of at least two-thirds of the Trustees of the Fund not subject to the removal vote or (ii) the vote of Shareholders of the Fund holding not less than two-thirds of the total number of votes eligible to be cast by all Shareholders of the Fund. In the event of any vacancy in the position of a Trustee, the remaining Trustees of the Fund may appoint an individual to serve as a Trustee so long as immediately after the appointment at least two-thirds of the Trustees of the Fund then serving have been elected by the Shareholders of the Fund. The Board may call a meeting of the Fund’s Shareholders to fill any vacancy in the position of a Trustee of the Fund, and must do so if the Trustees who were elected by the Shareholders of the Fund cease to constitute a majority of the Trustees then serving on the Board.

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INDEPENDENT TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
J. Michael Fields Year of Birth: 1973 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Independent Consultant, (2023 - Present); Chief Operating Officer, The Strategic Group (2017 - 2023).	7	Independent Board Member, Constitution Capital Access Fund, LLC (2022 - Present); Constitution Capital Evergreen Partnership Fund, LLC (2025 - Present); Sound Point Alternative Income Fund, (2025 - Present); Tap US Private Equity Fund of Funds (2025 - Present); RoboStrategy Inc. (2025 - Present).
Stephen A. Mace Year of Birth: 1957 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Special General Counsel, American Life Financial Partners, LLC (a Delaware insurance holding company), and its subsidiaries (2020 - Present); President, Admiralty Advisors, LLC (2020 - Present); President, ACR Alpine Capital Research, LLC (an SEC-registered investment adviser) (2016 - 2020).	7	None.
Stacy Roode Year of Birth: 1968 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Senior Vice President, Fidelity Investments (2018 - 2020); Global Transfer Agent Manager, Shareholder Services Inc. (2009 - 2018); President, Oppenheimer Funds (1992 - 2018).	7	Independent Board of Trustees, XD Fund Trust (2023 - Present).

*	Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity, or retirement.

**	The fund complex consists of the Fund, Alpha Summit Strategic Alternatives Fund, Callodine Specialty Income Fund, CIBC Private Lending Strategies, Pursuit Asset-Based Income Fund, Megacorn Fund, and Redwood Private Real Estate Debt Fund.

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INTERESTED TRUSTEE AND OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Amy Small*** Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Executive Vice President, Executive Director — Institutional Custody Business Line, Director of Institutional Banking Operations, UMB Bank, n.a. (2018 – present); Director of Finance (2016 – 2018), Director of Financial Control, Operations, and Business Development, DST Systems, Inc. (2000 – 2018)	7	None
Eric Hough	President and Principal Executive Officer	Since Inception	Chief Investment Officer, A-Linx Advisors, LLC (2026 – Present); Director of Asset Management, Great Valley Advisor Group (2025 – Present); Chief Investment Officer, Scire Capital Partners LLC (2019 - 2025); Portfolio Manager, Credit Suisse Securities USA (2004 - 2019)	N/A	N/A
Daniel R. Hess	Treasurer and Principal Financial Officer	Since Inception	Director, PINE Advisor Solutions LLC (2025 - Present); Senior Vice President, U.S. Bancorp Asset Management (2021 - 2025); Managing Director, PFM Asset Management (2001 - 2021)	N/A	N/A
Amy Siefer	Chief Compliance Officer	Since Inception	Director of Fund CCO Services, PINE Advisor Solutions LLC (2024 - Present); Vice President at Citi Fund Services Ohio, Inc. (2012 - 2024)	N/A	N/A
Ann Maurer	Secretary	Since Inception	Senior Vice President, Client Services (2017 - Present); Vice President, Senior Client Service Manager (2013 - 2017); Assistant Vice President, Client Relations Manager (2002 - 2013), each with UMB Fund Services, Inc.	N/A	N/A

*	Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity, or retirement. Officers hold office until their successors are chosen and qualified and serve at the pleasure of the Trustees.

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**	The fund complex consists of the Fund, Alpha Summit Strategic Alternatives Fund, Callodine Specialty Income Fund, CIBC Private Lending Strategies, Pursuit Asset-Based Income Fund, Megacorn Fund, and Redwood Private Real Estate Debt Fund.

***	Ms. Small is deemed to be an interested person of the Fund because of her affiliation with the Fund’s Custodian.

The Board believes that each of the Trustees’ experience, qualifications, attributes, and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees is the ability to review critically, evaluate, question, and discuss information provided to them, to interact effectively with the other Trustees, the Investment Manager, the Fund’s other service providers, counsel, and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, and public service; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes, or skills of each Trustee.

J. Michael Fields. Mr. Fields has been a Trustee since the Fund’s inception. Mr. Fields has more than 19 years of experience in the financial services industry.

Stephen A. Mace. Mr. Mace has been a Trustee since the Fund’s inception. Mr. Mace has more than 41 years of experience in the financial services industry.

Stacy Roode. Ms. Roode has been a Trustee since the Fund’s inception. Ms. Roode has more than 31 years of experience in the financial service industry.

Amy Small. Ms. Small has been a Trustee since the Fund’s inception. Ms. Small has more than 20 years of experience in the financial services industry.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Investment Manager to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Investment Manager, and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the Fund’s Agreement and Declaration of Trust. The Board is currently composed of four members, three of whom are Independent Trustees. The Board will hold regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees will meet with their independent legal counsel prior to and/or during each quarterly in-person board meeting. As described below, the Board has established an Audit Committee and a Nominating Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

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The Board has appointed Stephen A. Mace, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Investment Manager, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has not appointed a lead independent trustee. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and will be addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Manager and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Investment Manager and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Investment Manager and other service providers has its own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board will require senior officers of the Fund, including the President, Treasurer, Chief Compliance Officer and the Investment Manager, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee will also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board will also receive reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s Custodian, Distributor and Administrator. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Board of Trustees

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year and will review with the firm the scope and results of each audit. The Audit Committee will consist of each of the Fund’s Independent Trustees. As the Fund is recently organized, the Audit Committee did not hold any meetings during the last fiscal year.

Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Trustees of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a trustee. The Nominating Committee may solicit candidates to serve as trustees from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Nominating Committee will consist of each of the Fund’s Independent Trustees. As the Fund is recently organized, the Nominating Committee did not hold any meetings during the last fiscal year.

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Trustee and Officer Ownership of Securities

The Fund has not commenced operations; therefore, none of the Trustees own Shares of the Fund.

Independent Trustee Ownership of Securities

As of the date of this SAI, none of the Independent Trustees (or their immediate family members) owned securities of the Investment Manager, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Investment Manager.

Trustee Compensation

In consideration of the services rendered by the Independent Trustees, the Fund will pay each Independent Trustee an annual retainer of $20,000, payable in quarterly installments of $5,000. Each Independent Trustee will receive an additional $1,000 per sub-adviser annually should the Fund opt to make such additions. Each Independent Trustee will also receive an additional $1,500 for any special meeting. Interested Trustees will be compensated by the Fund’s administrator and/or its affiliates and will not be separately compensated by the Fund.

CODES OF ETHICS

The Fund, the Investment Manager and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund, the Investment Manager and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics of the Fund, the Investment Manager and the Distributor are included as exhibits to the Fund’s registration statement filed with the SEC and are available on the EDGAR database on the SEC’s website at https://www.sec.gov. and may also be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Investment Manager

A-Linx Advisors, LLC (the “Investment Manager”) serves as the investment adviser to the Fund. The Investment Manager is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Investment Manager is responsible for the management and operation of the Fund and the investment of the Fund’s assets. The Investment Manager provides such services to the Fund pursuant to an investment management agreement between the Fund and the Investment Manager (the “Investment Management Agreement”). The Investment Manager has approximately $[  ] in assets under management as of [  ], 2026.

The Investment Management Agreement became effective as of [  ] and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act), and is terminable by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund at any time without penalty upon sixty (60) days’ written notice to the Investment Manager. The Investment Manager may terminate the Investment Management Agreement at any time without penalty upon sixty (60) days’ written notice to the Fund. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s first annual or semi-annual report to Shareholders.

The Fund pays the Investment Manager a management fee (the “Investment Management Fee”) of 1.00%, calculated monthly and payable quarterly in arrears based upon the Fund’s net assets as of month-end. Net assets mean the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities, and obligations of the Fund. Compensation is paid to the Investment Manager before giving effect to any repurchase of any Shares in the Fund effective as of that date.

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The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the total annual expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.20% of the net assets of Class I Shares in the relevant period (the “Expense Limit”). Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, total annual expenses (after fee waivers and expense reimbursements) are expected to exceed 2.20% and 2.50% of the net assets of Class I Shares in the relevant period. For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit in effect at the time of recoupment. The Expense Limitation and Reimbursement Agreement is in effect until [  ] and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation and Reimbursement Agreement may be terminated at any time by the Fund’s Board upon thirty (30) days’ written notice to the Investment Manager, and may be terminated by the Investment Manager as of the end of its then-current term upon thirty (30) days’ written notice to the Fund.

The Portfolio Managers

Other Accounts Managed by the Portfolio Managers(1)

	Type of Accounts	Total # of Other Accounts Managed	Total Assets (billions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (millions)
1. Eric Hough	Registered Investment Companies:	[•]	[•]	[•]	[•]
	Other Pooled Investment Vehicles:	[•]	[•]	[•]	[•]
	Other Accounts:	[•]	[•]	[•]	[•]

(1)	As of [•], 2026.

Conflicts of Interest

The Fund may be subject to a number of actual and potential conflicts of interest.

The Investment Manager and its affiliates engage in financial advisory activities that are independent from, and may from time-to-time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Investment Manager and its affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; and which may compete with the Fund for investment opportunities. In addition, the Investment Manager and its affiliates and respective clients may themselves invest in securities that would be appropriate for the Fund. By acquiring Shares, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

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Although the Investment Manager and its affiliates seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Investment Manager, or its affiliates will be appropriate for the Fund or will be referred to the Fund. The Investment Manager and its affiliates are not obligated to refer any particular investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Investment Manager and its affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Investment Manager or its affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, the Fund and the Investment Manager have individually adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics can be reviewed and may be obtained by calling the SEC at 1-202-551-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s website at https://www.sec.gov.

Compensation of the Portfolio Managers

The portfolio manager is compensated by the Investment Manager through a combination of fixed salary and benefits, and the potential for bonus and deferred compensation. In determining each portfolio manager’s compensation, the Investment Manager considers the portfolio manager’s credentials and track-record, as well as value-added and competitive market conditions. Actual absolute and relative returns of portfolios managed by the portfolio manager are used to determine any payouts for bonus and deferred compensation.

Portfolio Managers’ Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member(1):
Eric Hough	[None]

(1)	As of [•], 2026

BROKERAGE

It is the Fund’s policy to obtain the best results in connection with effecting its portfolio transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. Because the Investment Manager expects that the Fund’s purchases of securities will be made directly from the issuer (i.e., the Underlying Funds), the Investment Manager expects to engage in transactions using a broker on a more limited basis.  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Investment Manager may place a combined order for two or more accounts it manages, including the Fund, that are engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Investment Manager that the advantages of combined orders outweigh the possible disadvantages of separate transactions. The Investment Manager believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

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The Investment Manager may pay a higher commission than otherwise obtainable from other brokers in return for brokerage or research services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Investment Manager, even if the specific services are not directly useful to the Fund and may be useful to the Investment Manager in advising other clients. When one or more brokers is believed capable of providing the best combination of price and execution, the Investment Manager may select a broker based upon brokerage or research services provided to the Investment Manager. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Investment Manager to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Investment Manager’s overall responsibilities to the Fund.

TAX MATTERS

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing, holding and disposing of Shares of the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to Shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. Shareholder and that you hold your Shares as a capital asset. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

The Fund intends to elect and to qualify annually as a regulated investment company (a “RIC”) under the Code. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs of a single issuer, in the securities (other than securities of other RICs) of two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute for each taxable year an amount at least equal to the sum of 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and 90% of its net tax exempt interest income.

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The Fund might not distribute all of its net investment income, and the Fund is not required to distribute any portion of its net capital gain. If the Fund qualifies for treatment as a RIC but does not distribute all of its net capital gain and net investment income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount of capital gain as undistributed capital gain in a notice to its Shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be deemed to have paid their proportionate share of the tax paid by the Fund on such undistributed amount and will be entitled to credit that amount of tax against their federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of Shares owned by a Shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the Shareholder’s gross income and the tax deemed paid by the Shareholder.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to Shareholders. The Fund intends to distribute to its Shareholders, at least annually, substantially all of its net investment income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement, although the Fund cannot guarantee that it will be able to do so.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to Shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by Shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, Shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for certain relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a RIC for a taxable year, the Fund will be taxable at regular corporate tax rates (and, to the extent applicable, at corporate alternative minimum tax rates). In such an event, all distributions (including capital gain distributions) will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to the dividends-received deduction for corporate Shareholders and to the tax rates applicable to qualified dividend income distributed to noncorporate Shareholders. In such an event, distributions in excess of the Fund’s current and accumulated earnings and profits will be treated first as a return of capital to the extent of the holder’s adjusted tax basis in the Shares (reducing that basis accordingly), and any remaining distributions will be treated as a capital gain. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. In addition, if the Fund were to fail to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to Shareholders.

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Capital Losses

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to offset capital gains in future years. The Fund is permitted to carry forward indefinitely a net capital loss to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to Shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred

Nature of Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert long-term capital gain into short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) change the time at which a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund may make certain tax elections in order to mitigate the effect of these provisions.

The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or “offsetting notional principal contracts” (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property.

Passive Foreign Investment Companies

The tax principles applicable to investments in passive foreign investment companies (“PFICs”) are complex. Certain elections that the Fund may make with respect to investments in PFICs may require the fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions or borrow money so as to make sufficient distributions to Shareholders to avoid payment of federal income tax and the 4% excise tax. Moreover, some or all of the taxable income recognized may be ordinary income. In addition, the Fund may be liable for corporate level tax and non-deductible interest charges on any ultimate gain or distributions on the shares of a PFIC if the Fund does not make an election to recognize income annually during the period of its ownership of the PFIC shares.

Original Issue Discount Securities

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes. This income is included in determining the amount of income which the Fund must distribute to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash payment to the Fund, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its Shareholders.

Investments in Real Estate Investment Trusts

The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a RIC, such as the Fund, will be allocated to Shareholders of the RIC in proportion to the dividends received by such Shareholders, with the same consequences as if the Shareholders held the related REMIC residual interest directly. The Internal Revenue Service (“IRS”) in Notice 2006-97 set forth some basic principles for the application of these rules until such regulations are issued. In general, the applicable rules under the Code and expected rules under the regulations will provide that the excess inclusion income allocated to Shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign Shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code to include governmental units, tax-exempt entities and certain cooperatives) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

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The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

[•], located at [ADDRESS], has been selected as the independent registered public accounting firm for the Fund and in such capacity will audit the Fund’s annual financial statements and financial highlights.

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103, serves as counsel to the Fund and the Independent Trustees.

CUSTODIAN

UMB Bank, N.A. (the “Custodian”), serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the Investment Company Act. Assets of the Fund are not held by the Investment Manager or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1010 Grand Boulevard, Kansas City, MO 64106.

DISTRIBUTOR

Distribution Services, LLC (the “Distributor”) is the distributor of Shares and is located at 190 Middle Street, Suite 301, Portland, ME 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. Pursuant to the Distribution Agreement, the Distributor acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund. The Distributor continually distributes Shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Shares. The Distributor and its officers have no role in determining the investment policies of the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Manager. The Investment Manager will vote such proxies in accordance with its proxy policies and procedures. Copies of the Investment Manager’s proxy policies and procedures are included as Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund at [•] or (ii) by visiting the SEC’s website at https://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. [As of the date of this SAI, the Fund does not have any control persons other than the Investment Manager and its affiliates, which provided the initial seed capital for the Fund.

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FINANCIAL STATEMENTS

Appendix B to this SAI provides financial information regarding the Fund. The Fund’s financial statements have been audited by [AUDITOR].

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APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES

[•]

A-1

APPENDIX B – SEED FINANCIALS

B-1

PART C:
OTHER INFORMATION

Advisor Linx Private Strategies Fund (the “Registrant”)

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements:

Not Applicable.

(2)		Exhibits
	(a)(1)	Agreement and Declaration of Trust is incorporated by reference to Exhibit (a)(1) to the Registrant’s registration statement on Form N-2 (File No. 333-295612) as previously filed on May 6, 2026.
	(a)(2)	Certificate of Trust is incorporated by reference to Exhibit (a)(2) to the Registrant’s registration statement on Form N-2 (File No. 333-295612) as previously filed on May 6, 2026.
	(b)	By-Laws are incorporated by reference to Exhibit (b) to the Registrant’s registration statement on Form N-2 (File No. 333-295612) as previously filed on May 6, 2026.
	(c)	Not applicable.
	(d)	Refer to Exhibit (a)(1), (b).
	(e)	Dividend Reinvestment Plan is to be filed by amendment.
	(f)	Not applicable.
	(g)	Form of Investment Management Agreement is filed herewith.
	(h)	Form of Distribution Agreement is filed herewith.
	(i)	Not applicable.
	(j)	Form of Custody Agreement is to be filed by amendment.
	(k)(1)	Form of Administration, Fund Accounting and Recordkeeping Agreement is filed herewith.
	(k)(2)	Form of Expense Limitation and Reimbursement Agreement is filed herewith.
	(k)(3)	Joint Insured Bond Agreement is filed herewith.
	(k)(4)	Joint Liability Insurance Agreement is filed herewith.
	(k)(5)	Form of Platform Management Agreement is filed herewith.
	(l)(1)	Opinion and Consent of Faegre Drinker Biddle & Reath LLP is to be filed by amendment.
	(m)	Not applicable.
	(n)	Not applicable.
	(o)	Not applicable.
	(p)	Not applicable.
	(q)	Not applicable.
	(r)(1)	Code of Ethics of Registrant is filed herewith.
	(r)(2)	Code of Ethics of A-Linx Advisors, LLC is to be filed by amendment.
	(s)	Calculation of Filing Fee Tables is incorporated by reference to Exhibit (s) to the Registrant’s registration statement on Form N-2 (File No. 333-295612) as previously filed on May 6, 2026.
	(t)	Powers of Attorney are filed herewith.

Item 26.	Marketing Arrangements

Not applicable.

Item 27.	Other Expenses of Issuance and Distribution of Securities Being Registered

All figures are estimates:

Registration fees	$	[ ]
Legal fees	$	[ ]
Printing fees	$	[ ]
Blue Sky fees	$	[ ]
Transfer Agent fees	$	[ ]
Total	$	[ ]

Item 28.	Persons Controlled by or Under Common Control With Registrant

[To be completed by amendment]

Item 29.	Number of Holders of Securities

Title of Class	Number of Shareholders*
Class I Shares	0

*	As of [ ].

Item 30.	Indemnification

Sections 8.1-8.5 of Article VIII of the Registrant’s Agreement and Declaration of Trust states:

Section 8.1

Limitation of Liability. Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his capacity as Trustee or as an officer of the Trust, or for any act or omission of any other officer or any employee of the Trust or of any other person or party, provided that nothing contained herein or in the Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer hereunder.

Section 8.2

Indemnification. The Trust shall indemnify each of its Trustees, officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each a “Covered Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative, regulatory, or legislative body, in which he may be involved or with which he may be threatened, while as a Covered Person or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of such Covered Person’s office (such willful misfeasance, bad faith, gross negligence or reckless disregard being referred to herein as “Disabling Conduct”). Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of (a) an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and (b) any of (i) such Covered Person provides security for such undertaking, (ii) the Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.

Section 8.3

Indemnification Determinations. Indemnification of a Covered Person pursuant to Section 8.2 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Covered Person was not liable by reason of Disabling Conduct or (b) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct.

Section 8.4

Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.

Section 8.5

Shareholders. Each Shareholder of the Trust and each Class shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Class. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay pursuant to terms hereof or by way of subscription for any Shares or otherwise.

In case any Shareholder or former Shareholder of any Class shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Class and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Class to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Class, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Class and satisfy any judgment thereon from the assets of the Class. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Classes whose Shares were held by said Shareholder at the time the act or event occurred that gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Class thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Additionally, the Registrant’s various agreements with its service providers contain indemnification provisions.

Item 31.	Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Registrant’s investment adviser, A-Linx Advisors, LLC (the “Investment Manager”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Investment Manager, and each director, executive officer, managing member or partner of the Investment Manager, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV, File No. [  ] as filed with the Securities and Exchange Commission, and is incorporated herein by reference.

Item 32.	Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant’s Administrator and/or (2) the Investment Manager. The address of each is as follows:

1.	UMB Fund Services, Inc. 235 West Galena Street Milwaukee, WI 53212

2.	A-Linx Advisors, LLC 920 Cassatt Rd, Suite 202 Berwyn, PA 19312

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1.	Not applicable.

2.	Not applicable.

3.	The Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (“Securities Act”);

(2)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B [17 CFR 230.430B]:

(A)	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)	if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	Not applicable.

5.	Not applicable.

6.	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Berwyn in the State of Pennsylvania on the 17th day of July, 2026.

Advisor Linx Private Strategies Fund

By:	/s/ Eric Hough
	Name:	Eric Hough
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

/s/ Eric Hough	President (Principal Executive Officer)	July 17, 2026
Eric Hough

/s/ Daniel R. Hess	Principal Accounting Officer (Principal Financial Officer)	July 17, 2026
Daniel R. Hess

*J. Michael Fields	Trustee	July 17, 2026
Michael Fields

*Stephen A. Mace	Trustee	July 17, 2026
Stephen A. Mace

*Stacy Roode	Trustee	July 17, 2026
Stacy Roode

*Amy J. Small	Trustee	July 17, 2026
Amy J. Small

*By:	/s/ Ann Maurer
Ann Maurer
Attorney-In-Fact (Pursuant to Power of Attorney)

Exhibit Index

(g)	Form of Investment Management Agreement
(h)	Form of Distribution Agreement
(k)(1)	Form of Administration, Fund Accounting and Recordkeeping Agreement
(k)(2)	Form of Expense Limitation and Reimbursement Agreement
(k)(3)	Joint Insured Bond Agreement
(k)(4)	Joint Liability Insurance Agreement
(k)(5)	Form of Platform Management Agreement
(r)(1)	Code of Ethics of Registrant
(t)	Powers of Attorney